UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a party other than the Registrant   ☐
Check the appropriate box:
 ☐ Preliminary Proxy Statement
 ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
 ☐ Definitive Additional Materials
 ☐ Soliciting Material under §240.14a-12

Ocugen, Inc.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒ No fee required
 ☐ Fee paid previously with preliminary materials
 ☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Courageous Innovation

ocugen™

2025

PROXY STATEMENT AND NOTICE OF ANNUAL STOCKHOLDER MEETING

11 Great Valley Parkway
Malvern, PA 19355
2025 ANNUAL MEETING OF STOCKHOLDERS
To be Held on June 5, 2025
April 25, 2025
DEAR STOCKHOLDER:
During 2024, we continued to focus primarily on our modifier gene therapy programs—maximizing the Company’s financial resources and scientific know-how to get us closer to our goal of three Biologics License Applications (“BLA”) filings in the next three years—addressing major blindness diseases—and further positioning Ocugen as the leader in ophthalmology gene therapies. We advanced our ophthalmology clinical programs in line with enrollment and dosing timelines and are continuing to make significant progress in 2025.
The initiation of the OCU400 Phase 3 liMeliGhT clinical trial in the second quarter of 2024 was a pivotal event for Ocugen as a company and a significant milestone for patients with retinitis pigmentosa (“RP”). OCU400 is the first gene therapy program to enter a randomized Phase 3 clinical trial with a broad RP indication. Until now, there has been only one marketed product to treat one of the 100 potential gene mutations associated with RP. Now there is real hope for OCU400 to provide a one-time gene therapy for life to all 300,000 RP patients in the U.S. and Europe combined, and 1.6 million patients globally.
In August 2024, we announced approval for the expanded access program (“EAP”) for OCU400. The EAP makes OCU400 available to patients beyond our Phase 3 liMeliGhT clinical trial and extends enrollment to include patients representing a diverse array of RP gene mutations. This program reflects our ongoing commitment to develop a safe and effective therapy for RP patients who face the real prospect of losing their vision before a viable treatment option is made commercially available.
Long-term, 2-year safety and efficacy data from the Phase 1/2 clinical trial of OCU400 demonstrated a durable and statistically significant (p=0.005) improvement in low luminance visual acuity (“LLVA”) in all evaluable treated subjects at two years when compared to untreated eyes. This data further supports the gene-agnostic mechanism of action of OCU400 with durability. We are enthusiastic about the potential of OCU400 to fulfill the existing significant unmet medical need associated with RP.
We are actively enrolling patients in the U.S. and Canada in the Phase 3 liMeliGhT clinical trial of OCU400 to remain on track to meet BLA and Marketing Authorization Approval (“MAA”) filing targets mid-2026.
The next candidate in line for BLA submission is OCU410ST for Stargardt disease in 2027. Stargardt disease has no approved therapies to rescue these patients from blindness today. Earlier this year the U.S. Food and Drug Administration (“FDA”) agreed to move forward with a single Phase 2/3 pivotal confirmatory clinical trial for OCU410ST registration, making it possible to potentially expedite our clinical development timeline by two to three years—compared to the traditional approach of Phase 2 followed by Phase 3—which should also allow us to save on significant development costs in taking this product to market to serve about 100,000 patients in the U.S. and Europe. The Phase 2/3 clinical trial will randomize 51 subjects, 34 of whom will receive a single, subretinal, injection of OCU410ST in the eye with worse visual acuity, and 17 of whom will serve as untreated controls. The primary endpoint in the clinical trial is change in atrophic lesion size. Secondary endpoints include visual acuity as measured by best corrected visual acuity (“BCVA”) and LLVA compared to untreated controls.

One-year data will be utilized for the BLA filing. OCU410ST Phase 1, six-month data demonstrated considerably slower lesion growth (54%) from baseline in treated eyes versus untreated fellow eyes and clinically meaningful 2-line (10-letter) improvement in visual function (BCVA), which is statistically significant (p=0.02). We plan to initiate the Phase 2/3 study by mid-year.
Finally, data from the Phase 1/2 OCU410 ArMaDa clinical trial shows promise to shift the paradigm from the current treatment approach for 2-3 million patients in the U.S. and Europe with geographic atrophy (“GA”), the late stage of dry AMD. Recent 12-month data from evaluable subjects in the Phase 1 study showed considerably slower lesion growth (41%) from baseline in treated eyes, increased preservation of retinal tissue around the GA lesions, and clinically meaningful 4-line (23-letter) improvement in LLVA in treated eyes compared to untreated eyes. Preservation of retinal tissue at 12 months compared favorably to published data on a leading FDA-approved complement inhibitor given monthly or every other month at the same time points. Most notably, currently approved treatments for GA have not shown significant benefit in visual function. Based on the science and preliminary data, we believe OCU410 has the potential to improve structural as well as functional outcomes with a one-time treatment for life for a disease that affects millions.
To support Ocugen’s clinical trials and extend the cash runway into the first quarter of 2026, the Company secured $65 million in equity/debt financings in the second half of 2024. Further supporting Ocugen’s efforts to enable long-term shareholder value, garner significant visibility within the investment community, and broaden the shareholder base, the Company was included in the Russell Index in May 2024. We are currently evaluating commercial partnership opportunities for OCU400.
From a people perspective, we strengthened the executive leadership team with the appointments of Dr. Huma Qamar as Chief Medical Officer and Ramesh Ramachandran as Chief Accounting Officer. Dr. Qamar’s appointment recognizes the important work she has done in building a strong clinical team and establishing relationships with leading medical and academic institutions and key opinion leaders. She continues to effectively manage all modifier gene therapy clinical trials, meeting important milestones along the way. Mr. Ramachandran is a seasoned and experienced finance professional who has held executive-level finance positions with both big, public multinational and private, mid-size organizations, as well as a private equity firm and Ernst & Young LLP, covering the Americas, Europe, and Asia. Since joining Ocugen, he has been instrumental in streamlining finance operations and supporting capital raises.
I would like to extend our gratitude and appreciation to our departing Board members, Prabhavathi Fernandes, Ph.D., FIDSA and Marna Whittington, Ph.D. for their contributions to Ocugen. I now look forward to welcoming Blaise Coleman and Satish Chandran, Ph.D. to the Board. Mr. Coleman brings significant leadership and financial expertise as former President, Chief Executive Officer, and Board Member at Endo, as well as holding senior leadership positions in finance at AstraZeneca and Johnson & Johnson. Dr. Chandran is a serial entrepreneur, having founded several biotech companies. Earlier in his career, he was Chief Technology Officer at Pfizer Biotherapeutics—OTU, where he led programs in oncology and metabolic diseases. He is the author of numerous scientific publications and holds multiple patents in the fields of vaccines, biologics, drugs and medical devices.
We have delivered on all our commitments—advancing clinical programs on time, delivering data to validate our revolutionary platform, and working with regulatory agencies to accelerate development so that patients, who are struggling with blindness disease, will have a potential rescue sooner than later. I am incredibly enthusiastic about Ocugen’s future. We now have all critical elements in place to bring our game-changing modifier gene therapies to market to potentially help millions of patients in need.
Thank you for your continued support,

Shankar Musunuri, Ph.D., MBA
Chairman of the Board, Chief Executive Officer and Co-Founder of Ocugen
THIS PROXY STATEMENT AND ENCLOSED PROXY CARD ARE
FIRST BEING MAILED TO STOCKHOLDERS ON OR ABOUT APRIL 25, 2025

NOTICE OF ANNUAL MEETING
DEAR STOCKHOLDER:
You are invited to attend Ocugen, Inc.’s (the “Company,” “us,” “we,” “our,” or “Ocugen”) Annual Meeting of Stockholders (the “Annual Meeting”) on Thursday, June 5, 2025, at 8:00 a.m. Eastern Time.
This year’s Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via a live audio webcast. You will be able to attend the Annual Meeting online, vote electronically and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/OCGN2025.
At the Annual Meeting, stockholders will vote on:
•
Election of two class II directors, Uday Kompella, Ph.D. and Blaise Coleman, each to serve for a three-year term expiring at the 2028 Annual Meeting of Stockholders and election of one class III director, Satish Chandran, Ph.D., to serve for a one-year term expiring at the 2026 Annual Meeting.

•	Ratification of appointment of PricewaterhouseCoopers LLP (“PwC”) as Ocugen, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2025.
•	Approval, on a non-binding advisory basis, of the compensation of Ocugen, Inc.’s named executive officers (the “NEOs”).
Stockholders will also transact any other business that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.
VOTING
You are entitled to notice of the Annual Meeting (the “Notice”) and to vote at the Annual Meeting and any adjournments or postponements thereof only if you were a stockholder as of April 14, 2025 (the “Record Date”).
STOCKHOLDER COMMUNICATION
The board of directors (the “Board”) will give appropriate attention to written communications that are submitted by stockholders and other interested parties and will respond if and as appropriate.

How to Communicate with our Directors	By mail: The Corporate Secretary Ocugen, Inc. 11 Great Valley Parkway Malvern, PA 19355

PROXY STATEMENT
We are pleased to comply with the rules of the Securities and Exchange Commission that allow companies to distribute their proxy materials over the Internet under the “notice and access” approach. As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials, or Notice of Availablility, instead of a paper copy of our proxy materials and our Annual Report for the fiscal year ended December 31, 2024 (the “2024 Annual Report”). We will mail the Notice of Availability on or about April 25, 2025 and it contains instructions on how to access those documents and to cast your vote over the Internet. This process allows us to provide our stockholders with the information they need on a more timely basis, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials. If you would like to receive a printed copy of our proxy materials, including our proxy statement, our 2024 Annual Report and a form of proxy card, free of charge, please follow the instructions on the Notice of Availablility. A copy of our 2024 Annual Report, except for exhibits, will be furnished without charge to any stockholder upon written request to Ocugen, Inc. 11 Great Valley Parkway Malvern, PA 19355, Attention: General Counsel. This proxy statement (“Proxy Statement”) and our Annual Report on Form 10-K for the fiscal year ended Decemeber 31, 2024 are also available on the SEC’s website at www.sec.gov. The Annual Meeting will be held virtually via live webcast on Thursday, June 5, 2025, at 8:00 a.m. Eastern Time.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS. THIS PROXY STATEMENT AND THE ENCLOSED PROXY CARD ARE FIRST BEING PROVIDED TO OUR STOCKHOLDERS ON OR ABOUT APRIL 25, 2025. IN ACCORDANCE WITH THE RULES OF THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), WE ARE ADVISING OUR STOCKHOLDERS OF THE AVAILABILITY ON THE INTERNET OF OUR PROXY MATERIALS RELATED TO OUR FORTHCOMING ANNUAL MEETING. THIS PROXY STATEMENT AND THE 2024 ANNUAL REPORT ARE AVAILABLE TO HOLDERS OF OUR COMMON STOCK AT WWW.PROXYVOTE.COM.

USER’S GUIDE
PROXY DASHBOARD
To assist you in reviewing this year’s proposals, we call your attention to the following proxy summary. This is only a summary; please review this Proxy Statement and our 2024 Annual Report in full.
GENERAL INFORMATION

Meeting Date:	Time:	Location:	Record Date:
Thursday, June 5, 2025	8:00 a.m., ET
The meeting can be accessed by visiting www.virtualshareholdermeeting.com/
OCGN2025, where you will be able to listen to the meeting live, submit questions, and vote online. There will be no physical location for stockholders to attend.
April 14, 2025

VOTING MATTERS AND VOTING RECOMMENDATIONS

	Matters	Board Vote Recommendation
1
Election of two class II directors, Uday Kompella, Ph.D. and Blaise Coleman, each to serve for a three-year term expiring at the 2028 Annual Meeting of Stockholders and election of one class III director, Satish Chandran, Ph.D., to serve for a one-year term expiring at the 2026 Annual Meeting of Stockholders
FOR Each Nominee
2	Ratification of appointment of PwC as our independent registered accounting firm for 2025	FOR
3	Approval, on a non-binding advisory basis, of the compensation of NEOs	FOR
4	Approval of an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposal 1-3	FOR

BOARD OF DIRECTORS
MEET THE BOARD
The size of our Board is set at six members and is divided into three classes, each of which has a three-year term. Currently, class I, class II and class III consist of two directors each. You are being asked to vote on the election of class II directors, Uday Kompella, Ph.D. and Blaise Coleman, each to serve a three-year term expiring at the 2028 Annual Meeting of Stockholders and until their successors, if any, are elected or appointed, or upon their earlier death, resignation, retirement, disqualification, or removal, and a class III director, Satish Chandran, Ph.D., to serve a one-year term expiring at the 2026 Annual Meeting of Stockholders and until his successor, if any, is elected or appointed, or upon his earlier death, resignation, retirement, disqualification, or removal.
Marna C. Whittington, Ph.D., a current class II director, previously notified us that she will not be seeking reelection, and her term will end effective as of the date of the Annual Meeting. We extend our gratitude and appreciation to Dr. Whittington for her contributions to Ocugen. If elected, Blaise Coleman will be a new director and successor to Dr. Whittington. Additionally, Prabhavathi Fernandes, Ph.D., FIDSA, a class III director, resigned from the Board effective at the Annual Meeting. If elected, Satish Chandran, Ph.D. will be a new director and successor to Dr. Fernandes.
Our directors are elected by a plurality of the votes cast by our stockholders at the Annual Meeting. If no contrary indication is made, shares represented by executed proxies will be voted FOR the election of Uday Kompella, Ph.D., Blaise Coleman, and Satish Chandran, Ph.D. Each of the nominees have agreed to serve as directors if elected, and we have no reason to believe that any of the nominees will be unable to serve.
BOARD EXPERIENCE AND SKILLS MATRIX
The table below summarizes key qualifications, skills, or attributes of our continuing directors and director nominees. A mark indicates a specific area of focus or expertise on which the Board relies most in deciding whether to nominate a director to serve on our Board. The lack of a mark does not mean the director does not possess that qualification or skill. Each director’s biography below describes these qualifications and relevant experience in greater detail. We believe the table below demonstrates the breadth and diversity of the collective experience, expertise, and skills of our continuing directors and director nominees.

Experience, Expertise, or Attribute	Kirsten Castillo, MBA	Junge Zhang, Ph.D	Uday Kompella, Ph.D.	Shankar Musunuri, Ph.D., MBA	Blaise Coleman*	Satish Chandran, Ph.D.**
Industry Experience
Current/Recent Biotech CEO/CFO
Science/Biotech/Academic Background
Biotech Research and Development/Clinical/Regulatory Expertise
Biotech Commercial Expertise
Finance Expertise
Board Governance

*	Blaise Coleman has been nominated by the Board for election as a director at the Annual Meeting.
**	Satish Chandran, Ph.D. has been nominated by the Board for election as a director at the Annual Meeting.

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | 1

NOMINEES FOR CLASS II DIRECTORS FOR ELECTION AT THE ANNUAL MEETING FOR TERM TO EXPIRE AT THE 2028 ANNUAL MEETING OF STOCKHOLDERS

UDAY B. KOMPELLA, PH.D.

Director since: 2019
Age: 58
Independent
Committee Memberships
•
Compensation Committee
•
Nominating and Corporate
Governance Committee
•
Science and Technology
Committee (Chair)
Other Public Directorships
• None

Career Highlights
 •
Ocugen Co-founder since September 2013.
 •
Professor of Pharmaceutical Sciences, Ophthalmology, and Bioengineering at University of Colorado-Anschutz Medical Campus since March 2008.
 •
Co-director, Colorado Center for Nanomedicine and Nanosafety.
Memberships
 •
Fellow of the American Association of Pharmaceutical Scientists, the Association for Research in Vision and Ophthalmology, and the Association for Ocular Pharmacology and Therapeutics.
 •
Editor-in-Chief for the journals, Expert Opinion on Drug Delivery and the Journal of Ocular Pharmacology and Therapeutics.
Dr. Kompella obtained his undergraduate degree from the Birla Institute of Technology and Science, a master’s degree in Pharmaceutical Engineering from Jadavpur University and a Ph.D. in Pharmaceutical Sciences from the University of Southern California.
Dr. Kompella’s deep experience with our business as a Co-Founder of Ocugen and his academic experience in pharmaceutical sciences and ophthalmology led the Board’s decision to nominate Dr. Kompella for reelection to the Board.

2 | Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

BLAISE COLEMAN
New Nominee Age: 51 Independent Committee Memberships • None Other Public Directorships • None
Career Highlights
 •
Chief Executive Officer of Endo Inc. and a member of their board of directors from April 2024 until August 2024.
 •
President, Chief Executive Officer and member of the board of directors of Endo International plc (“Endo”) from March 2020 until April 2024. Previously served as Executive Vice President and Chief Financial Officer at Endo from December 2016 to March 2020.
 •
Prior to joining Endo, Mr. Coleman held several finance leadership roles with AstraZeneca, including Chief Financial Officer of the AstraZeneca plc/Bristol-Myers Squibb U.S. Diabetes Alliance from 2007 until 2015.
 •
Earlier in his career, he served as the Business Development and Commercial Finance Leader at Centocor, a wholly-owned subsidiary of Johnson & Johnson from 2003 until 2007.
 •
Mr. Coleman is a Certified Public Accountant, and previously worked as a Manager in the Pharmaceutical Assurance Practice at PwC, from 1996 until 2003.
Memberships
 •
Duke University Fuqua School of Business Alumni Council.
Mr. Coleman received his Bachelor of Science in Accounting from Widener University and his MBA from Duke University Fuqua School of Business.
Our Board believes Mr. Coleman’s deep financial expertise, operational leadership, and a proven track record leading successful transformations in the pharmaceutical industry provide him with the qualifications and skills to serve on our Board.

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | 3

NOMINEE FOR CLASS III DIRECTOR FOR ELECTION AT THE ANNUAL MEETING FOR TERM TO EXPIRE AT THE 2026 ANNUAL MEETING OF STOCKHOLDERS

SATISH CHANDRAN, PH.D.
New Nominee Age: 70 Independent Committee Memberships • None Other Public Directorships • None
Career Highlights
 •
President and Chief Executive Officer of Prodigy Biotech, Inc., since April 2021.
 •
Founder and Chief Executive Officer of Somahlution Inc. (“Somahlution”) since its inception in May 2010 until it was acquired by Marizyme, Inc. (OTCQB: MRZM) (“Marizyme”) in August 2020. Then served as Marizyme’s President, Chief Operating Officer and Chief Technology Officer until April 2021.
 •
Former Chief Executive Officer and member of the board of directors of Akshaya Bio, Inc. from 2012 until it was acquired by Kaimi Bio, Inc. in 2023.
 •
Prior to founding Somahlution, Dr. Chandran was the Chief Technology Officer at Pfizer Biotherapeutics—OTU from December 2008 until May 2010.
 •
Prior to joining Pfizer he co-founded Nucleonics, Inc., an RNAi therapeutics company in 2000 and served as their Executive Vice President, Chief Strategy Officer and Chief Operating Officer, until 2008.
 •
Dr. Chandran has served as a member of our Vaccine Scientific Advisory Board since 2021.
Memberships
 •
Board member of Avstera, Inc. since 2023.
 •
Board member of formerly public company, Statera Biopharma, Inc., since February 2022 and is a member and chair of their compensation committee and a member of the audit committee and the corporate governance committee.
Dr. Chandran received his Bachelor of Science, with honors, from the University of Mumbai, his master’s in Microbiology, Microbial Genetics, and Microbial Biochemistry from the University of Baroda, and his Ph.D. in Molecular Biology, Biochemistry and Microbial genetics from Memorial University of Newfoundland, Canada.
Our Board believes Dr. Chandran’s extensive scientific, operational, and commercial expertise, along with a deep understanding of product development, regulatory strategy, and innovation in the life sciences sector provide him with the qualifications and skills to serve on our Board.

4 | Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

CLASS I DIRECTORS-TERMS EXPIRING AT THE 2027 ANNUAL MEETING OF STOCKHOLDERS

SHANKAR MUSUNURI, PH.D., MBA
Director since: 2019 Age: 61 Committee Memberships • None Other Public Directorships • None
Career Highlights
 •
Chairman of the Board and Chief Executive Officer since Ocugen went public in September 2019.
 •
Co-Founder and Chairman of Ocugen since its founding in September 2013 and has additionally served as Chief Executive Officer since May 2015.
 •
Founder, President, Chief Executive Officer, and a board member of Nuron Biotech, Inc. from April 2010 to May 2013.
 •
More than 30 years of industry experience encompassing research and development, operations, and business management including commercial in biotechnology companies as well as large pharmaceutical companies.
 •
Nearly fifteen years at Pfizer Inc. (“Pfizer”) where he held various positions of increasing leadership and responsibility.
Memberships
 •
Board of Advisors at Duke University’s Duke Innovation and Entrepreneurship.
 •
Board member of Musunuri Family Foundation, a non-profit that provides college scholarships to high school students.
Dr. Musunuri obtained his Bachelor of Pharmacy from the Birla Institute of Technology and Science, Pilani, an MBA from Duke University’s Fuqua School of Business, and a Ph.D. in Pharmaceutical Sciences from the University of Connecticut.
Our Board believes Dr. Musunuri’s perspective and history as our Co-Founder and Chief Executive Officer, as well as his executive, operational, financial and commercial expertise provide him with the qualifications and skills to serve on our Board.

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | 5

JUNGE ZHANG, PH.D.
Director since: 2019 Age: 58 Independent Committee Memberships • Nominating and Corporate Governance Committee • Science and Technology Committee Other Public Directorships • None
Career Highlights
 •
Co-Founder and Chairman of Biopeptek Pharmaceuticals LLC (“Biopeptek”), a custom peptide manufacturing company, since its founding in October 2011.
 •
Co-Founder and Chief Executive Officer of Mainline Biosciences Inc., a drug discovery and development company, and a Co-Founder and Chairman of Mainline Scientific LLC, a scientific instrument company, since 2015 and 2017, respectively.
 •
Prior to co-founding Biopeptek, Dr. Zhang was with the Janssen Pharmaceutical division of Johnson & Johnson from October 2002 to April 2011. Before joining Johnson & Johnson, Dr. Zhang was a Senior Chemist at Eisai Co., Ltd. USA from December 1997 to October 2002.
Dr. Zhang earned a Bachelor of Science in Material Science from Wuhan University of Technology in China, a Master of Science in Chemistry from the University of Louisiana, and a Ph.D. in Analytical Chemistry from Drexel University.
Our Board believes Dr. Zhang’s extensive senior management experience in the pharmaceutical industry provide him with the qualifications and skills to serve on our Board.

6 | Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

CLASS III DIRECTOR-TERM EXPIRING AT THE 2026 ANNUAL MEETING OF STOCKHOLDERS

KIRSTEN CASTILLO, MBA

Director since: 2020
Age: 52
Independent
Committee Memberships
•
Audit Committee
• Compensation Committee
•
Nominating and Corporate
Governance Committee
(Chair)
•
Science and Technology
Committee

Other Public Directorships
•
ACV Auctions Inc. since
October 2020

Career Highlights
 •
More than 20 years of supply chain and logistics experience, having held multiple supply chain leadership roles at a spin-off company of 3M Company.
 •
Served as Chief Executive Officer and Chief Operating Officer at Logistics Planning Services from 2010 to 2017, a privately held transportation and logistics services company.
 •
Stayed on as Chief Operating Officer at GlobalTranz, a full-service, technology-driven third-party logistics provider from 2017 to 2018, following its acquisition of Logistics Planning Services, where she was responsible for all company operations including regional branches in North America and Mexico, delivering $1.6 billion in revenue.
Memberships
 •
Served as the Vice President of Engagement for Advancing Women’s Excellence in Supply Chain, Operations, Management, and Education from September 2019 to December 2021.
 •
Served on the board of The Marvin Companies, ACV Auctions Inc., and Willey Family Ventures since April 2019, October 2020, and January 2024, respectively.
 •
Board member of various non-profit organizations, including Board of Advisors at Duke University’s Duke Innovation and Entrepreneurship and was the President of the United Way of Washington County from November 2018 through December 2024.
Ms. Castillo received her Bachelor of Science from the University of Minnesota and her Global Executive Master of Business Administration from the Fuqua School of Business at Duke University. She is currently enrolled at the Denver Seminary and expects to graduate in 2026.
Our Board believes Ms. Castillo’s expertise in business operations and logistics and her leadership experience provide her with the qualifications and skills to serve on our Board.

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | 7

DR. FERNANDES IS A CLASS III DIRECTOR WHO RESIGNED FROM THE BOARD EFFECTIVE AS OF THE ANNUAL MEETING.

PRABHAVATHI FERNANDES, PH. D., FIDSA

Director since: 2020
Age: 76
Lead Independent Director
Independent
Committee Memberships
•
Audit Committee
•
Compensation Committee
(Chair)
•
Science and Technology
Committee
Other Public Directorships
• OpGen, Inc. from June 2016
 through August 2024

Career Highlights

• More than 35 years of pharmaceutical discovery, development, and management experience in large and small pharmaceutical companies.
 •
Previously held executive leadership positions at Bristol-Myers Squibb Pharmaceutical Research Institute, Abbott Laboratories, and The Squibb Institute for Medical Research.
 •
Founded and led four biotechnology and contract research organization companies as President, Chief Executive Officer, and board member of each of these companies.
 •
Prior to her retirement in December 2016, led Cempra, Inc. for 11 years as its Founder, Chief Executive Officer, and Chief Scientist.
Memberships
 •
Chairperson of both the National Biodefense Science Board and the Scientific Advisory Committee of the Global Antibiotic Research and Development Partnership, a joint initiative of Drugs for Neglected Diseases and the World Health Organization.
 •
Board of Directors for OpGen, Inc., a publicly traded precision medicine company.

Dr. Fernandes received her Bachelor of Science in Biology and Chemistry from Bangalore University, her Master of Science in Microbiology and Biochemistry from Madras University, and her Ph.D. in Microbiology and Biochemistry from Thomas Jefferson University.
Our Board believes Dr. Fernandes’ extensive experience in the pharmaceutical and biotechnology space provide her with the qualifications and skills to serve on our Board.

8 | Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

BOARD COMMITTEES AND MEMBERSHIP
Our Board has established various committees (the “Committees”) to assist in discharging its duties: the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee, and the Science and Technology Committee. Each member of our Committees is an independent director as that term is defined by the SEC and The Nasdaq Capital Market (“Nasdaq”). Each of the Committees has the authority, as its members deem appropriate, to engage legal counsel or other experts or consultants in order to assist the Committee in carrying out its responsibilities. The Nominating and Corporate Governance Committee is responsible for overseeing periodic self-evaluations of the Board to determine whether it and its Committees are functioning effectively. Each Committee also conducts periodic self-evaluations of their own performance and reports their conclusions to the Board.
The Committee memberships and the primary responsibilities of each of the Committees are as follows:

Director	Independent	Board	AC	CC	NCGC	STC
Shankar Musunuri, Ph.D., MBA	No	C
Junge Zhang, Ph.D.	Yes	M			M	M
Uday B. Kompella, Ph.D.	Yes	M		M	M	C
Marna C. Whittington, Ph.D. (1)	Yes	M (1)	C (1)	M (1)
Kirsten Castillo, MBA	Yes	M	M	M	C	M
Prabhavathi Fernandes, Ph.D., FIDSA (2)	Yes	LID (2)	M (2)	C (2)		M (2)

AC = Audit Committee	CC = Compensation Committee	NCGC = Nominating and Corporate Governance Committee	STC = Science and Technology Committee	LID = Lead Independent Director	M = Member	C = Chair

(1)
Dr. Whittington will not stand for re-election at the Annual Meeting. As such, her terms as a member of the Compensation Committee and as chair of the Audit Committee will expire at the Annual Meeting.

(2)
Dr. Fernandes resigned from the Board, effective at the Annual Meeting. As such, her terms as chair of the Compensation Committee, as the Lead Independent Director (“LID”) and as a member of the Audit Committee and the Science and Technology Committee will expire at the Annual Meeting.

Audit Committee
The Audit Committee assists the Board by providing oversight of our financial management, independent auditor and accounting and financial reporting processes, as well as such other matters as directed by the Board or the Audit Committee Charter.
Among other things, the Audit Committee’s responsibilities include:
•
having sole discretion and direct responsibility for appointing, evaluating, retaining, compensating, overseeing, evaluating, and, when necessary, terminating our engagement with our independent registered public accounting firm;

•	discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures and preapproving all audit services;
•
establishing and overseeing compliance with our procedures governing treatment of complaints concerning our accounting, internal accounting controls, or auditing matters, and submissions of confidential, anonymous, employee concerns regarding accounting or auditing matters;

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | 9

•
reviewing our Code of Business Ethics and Conduct (“Code of Conduct”), including assessing the adequacy of the Code of Conduct and recommending any proposed changes to the Board, and our compliance with applicable legal requirements, as well as any litigation or material government investigations, and making corresponding reports to the Board;

•	overseeing our risk assessment and risk management processes and the guidelines and procedures to implement such processes;
•	reviewing our enterprise risk management framework and major risk exposures, including our cybersecurity risks;
•	reviewing and ratifying all related person transactions, based on the standards set forth in our related party transactions policy (the “Related Party Transactions Policy”); and
•	preparing the Audit Committee report required to be included in our annual proxy statement.
The current members of our Audit Committee are Dr. Whittington (Chair), Ms. Castillo, and Dr. Fernandes. All members of our Audit Committee are deemed “independent” and financially literate under the applicable rules and regulations of the SEC and Nasdaq. Dr. Whittington and Dr. Fernandes qualify as an “audit committee financial expert” within the meaning of SEC regulations. Dr. Fernandes’ and Dr. Whittington’s terms as members of the Audit Committee will expire at the Annual meeting. The Board intends to appoint Mr. Coleman and Dr. Chandran to the Audit Committee, if elected, and that Mr. Coleman will qualify as an “audit committee financial expert” within the meaning of SEC regulations.
Compensation Committee
The Compensation Committee reviews the performance and development of our management in achieving corporate goals and objectives and assures that our executive officers (including our Chief Executive Officer) are compensated effectively in a manner consistent with our strategy, competitive practice and stockholder interests, as well as such other matters as directed by the Board or the Compensation Committee Charter. Among other things, the Compensation Committee’s responsibilities include:
•
reviewing and recommending to the Board the terms of any binding offer letters, employment agreements, termination agreements or arrangements, change-in-control agreements, indemnification agreements and other material agreements that we execute with the Chief Executive Officer, as well as reviewing and approving the terms of any such letters, arrangements, or agreements that we execute with any executive officer;

•	overseeing the evaluation of our executive officers and preparing assessments of their performance, to be discussed periodically with the Board;
•
annually reviewing and making recommendations to the Board for approval of our Chief Executive Officer’s compensation level and annually reviewing and approving other executive officers’ compensation level (including salary, bonus, incentive compensation, severance arrangements, change-in-control benefits and other forms of executive officer compensation);

•	reviewing and making recommendations to the Board regarding director compensation, including all forms of paid cash compensation and all forms of equity compensation granted to members of the Board;
•
reviewing and making recommendations to the Board regarding incentive compensation and equity-based plans, as well as approving employee benefit plans pursuant to which options or stock may be acquired by officers, directors, employees or consultants;

•	administering, or where appropriate, overseeing the administration of, executive and equity compensation plans and such other compensation and benefit plans that are adopted by us from time to time;
•	administering our Amended and Restated Compensation Recovery Policy; and

10 | Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

•
determining stock ownership guidelines for our Chief Executive Officer and other executive officers and monitoring compliance with such guidelines, if deemed advisable by our Board or the Compensation Committee.

Our Compensation Committee may, in its sole discretion, retain or obtain the advice of compensation consultants, legal counsel or other advisors, after taking into consideration applicable factors affecting independence that are specified under Nasdaq and SEC regulations. Our Compensation Committee is directly responsible for the appointment, compensation and oversight of the work of any retained compensation consultant, legal counsel and other advisor, and is empowered, without further action by the Board, to both determine and cause us to pay such compensation to any retained compensation consultant, legal counsel and other advisor retained by the Compensation Committee. Our Chief Executive Officer annually reviews the performance of each of the other executive officers, including the other NEOs. He then recommends annual merit salary adjustments and any changes in annual or long-term incentive opportunities for other executives. The Compensation Committee considers our Chief Executive Officer’s recommendations in addition to data and recommendations presented by our executive compensation consultant.
Frederic W. Cook & Co., Inc. (“FW Cook”) continues to provide executive compensation consulting services. FW Cook presented a summary executive compensation report to the Compensation Committee, which included data about the compensation paid by the companies included in our peer group and other employers who compete with us for executives. Additionally, FW Cook has updated the Compensation Committee on new developments in areas that fall within the Compensation Committee’s jurisdiction and is available to advise the Compensation Committee regarding its responsibilities. FW Cook serves solely at the discretion of the Compensation Committee and their fees are approved by the Compensation Committee.
The current members of our Compensation Committee are Dr. Fernandes (Chair), Ms. Castillo, Dr. Kompella, and Dr. Whittington. Our Board has determined that all Compensation Committee members are independent under Nasdaq’s listing standards, and that they are “non-employee directors” for purposes of Rule 16b-3 under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). Dr. Fernandes’ term as chair and member and Dr. Whittington’s terms as a member of the Compensation Committee will expire at the Annual Meeting.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee identifies qualified individuals for membership on the Board, recommends to the Board the director nominees to fill vacancies on the Board and to stand for election at the next annual meeting of stockholders, develops and recommends to the Board a set of corporate governance guidelines for the Board and provides oversight of the corporate governance affairs of the Board, as well as such other matters as directed by the Board or the Nominating and Corporate Governance Charter. Among other things, our Nominating and Corporate Governance Committee’s responsibilities include:
•	periodically reviewing and adopting procedures regarding director candidates proposed by stockholders;
•
retaining and terminating any search firm used to identify director nominees, approving the search firm’s fees and other retention terms, and authorizing our payment of compensation to any such search firm without further action by the Board;

•
identifying, recommending and evaluating candidates, including candidates submitted by stockholders, for election to the Board and recommending to the Board (i) nominees to fill vacancies or new positions on the Board and (ii) the slate of nominees to stand for election by our stockholders at each annual meeting of stockholders;

•	developing and recommending to the Board corporate governance guidelines, and periodically reviewing and recommending any necessary or appropriate changes to such guidelines;
•
recommending to the Board (i) directors to be appointed to or to fill vacancies on each of our Committees; and (ii) director independence determinations for the Board as a whole and each of our Committees;

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | 11

•
periodically assessing the appropriate size, composition and leadership structure of the Board as a whole, the needs of the Board and the respective Committees of the Board, and the qualification of director candidates in light of these needs;

•
overseeing periodic self-evaluations of the Board to determine whether it and its Committees are functioning effectively, as well as determining the nature of the evaluation, supervising the conduct of the evaluation; and preparing an assessment of the Board’s performance to be discussed with the Board;

•
reviewing the adequacy of the Sixth Amended and Restated Certificate of Incorporation, as amended (“Charter”) and Second Amended and Restated Bylaws, as amended (“Bylaws”), and recommending to the Board, as conditions dictate, amendments for consideration by the stockholders; and

•	reviewing plans for the development, retention and succession of our executive officers.
The Nominating and Corporate Governance Committee is responsible for identifying individuals that the Committee believes are qualified to become Board members, as described below in the section entitled “Board Structure and Composition.” Our Corporate Governance Guidelines provide that diversity of background and experience should be considered in determining director candidates as well as other factors such as a candidate’s character, judgment, skills, education, expertise and absence of conflicts of interest. The Nominating and Corporate Governance Committee considers candidates proposed by our stockholders and reviews and evaluates information available to it regarding candidates proposed by stockholders and applies the same criteria, and follows substantially the same process in considering them, as it does in considering other candidates.
The members of our Nominating and Corporate Governance Committee are Ms. Castillo (Chair), Dr. Zhang, and Dr. Kompella. The Board has determined that all Nominating and Corporate Governance Committee members are independent under the listing standards of Nasdaq.
Science and Technology Committee
The Science and Technology Committee’s focus is to identify and assess business development opportunities that diversify and strengthen our product candidate portfolio. The Science and Technology Committee’s scientific expertise will actively provide direction to us in efforts to continue to expand on our mission of offering innovative solutions for unmet needs within healthcare. Among other things, our Science and Technology Committee’s responsibilities include:
•	identifying, reviewing, and recommending to our Board opportunities to grow and diversify our product portfolio;
•	assessing our current programs within preclinical and clinical stages in an effort to recommend strategic opportunities or changes to our portfolio to the Board;
•	periodically providing updates to the Board regarding market trends, competitive analysis, and scientific innovation that are of relevance to us; and
•	participating in due diligence efforts and offering a scientific perspective in the assessment of business development opportunities.
The current members of our Science and Technology Committee are Dr. Kompella (Chair), Dr. Fernandes, Ms. Castillo, and Dr. Zhang. Our Board has determined that all Science and Technology Committee members are independent as set forth in Nasdaq’s listing standards. Dr. Fernandes’ term as a member of the Science and Technology Committee will expire at the Annual Meeting.

12 | Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

BOARD GOVERNANCE
Our Board is our ultimate decision-making body, except with respect to those matters reserved to the stockholders. Our Board selects the members of our senior management team, who in turn are responsible for our day-to-day operations. Our Board acts as an advisor and counselor to senior management and oversees their performance.
Our Board consists of directors divided into three classes, with each class holding office for a three-year term. Uday Kompella, Ph.D. and Blaise Coleman have been nominated by our Board for election at the Annual Meeting for three-year terms that will expire at our 2028 Annual Meeting of Stockholders and until their successors, if any, are elected or appointed, or upon their earlier death, resignation, retirement, disqualification, or removal. Additionally, Satish Chandran, Ph.D. has been nominated by our Board for election at the Annual Meeting for a one-year term that will expire at our 2026 Annual Meeting of Stockholders and until his successor, if any, is elected or appointed, or upon his earlier death, resignation, retirement, disqualification, or removal. Each of the nominees has agreed to be named and to serve, and we expect each nominee to be able to serve if elected. If any nominee is unable to serve, our Nominating and Corporate Governance Committee will recommend to our Board a replacement nominee. The Board may then designate the replacement nominee to stand for election. If you voted for the unavailable nominee, your vote will be cast for their replacement.
Marna C. Whittington, Ph.D. currently serves as a class II director of our Board with a term expiring at the Annual Meeting. Dr. Whittington previously informed the Board of her decision not to stand for re-election to the Board and her service as a member of our Board will end effective as of the date of the Annual Meeting. If elected, Blaise Coleman will be a new director and successor to Dr. Whittington. Additionally, Prabhavathi Fernandes, Ph.D., FIDSA, currently serves as a class III director of our Board with a term expiring at the 2026 Annual Meeting of Shareholders. Dr. Fernandes will resign from the Board effective at the Annual Meeting. If elected, Satish Chandran, Ph.D. will be a new director and successor to Dr. Fernandes.
BOARD STRUCTURE AND COMPOSITION
The Nominating and Corporate Governance Committee of our Board is responsible for recommending the composition and structure of our Board and for developing criteria for Board membership. This Committee regularly reviews director competencies, qualities and experiences, with the goal of ensuring that our Board is comprised of an effective team of directors who function collegially and who are able to apply their experience toward meaningful contributions to our business strategy and oversight of our performance, risk management, organizational development and succession planning.
Our Bylaws provide that the number of members of our Board shall be fixed by the Board from time to time. Our Board is currently fixed at six members. Our Board is divided into three classes with staggered three-year terms. The Nominating and Corporate Governance Committee is responsible for identifying individuals that the Committee believes are qualified to become Board members.

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | 13

BOARD GOVERNANCE SUMMARY FACTS
The following table summarizes our current Board structure and key elements of our corporate governance framework:

Governance Item
Size of the Board (set by the Board)	Six(1)(2)
Number of Independent Directors	Five(1)(2)(3)
Independent Chairman of the Board	No
Lead Independent Director	Yes(4)
Board Self-Evaluation	Annual
Review of Independence of the Board	Annual
Independent Directors Meet Without Management Present	Yes
Voting Standard for Election of Directors in Uncontested Elections	Plurality

(1)   Includes Dr. Whittington who is not standing for re-election, and Dr. Fernandes, who is resigning from the Board, effective at the Annual Meeting.
(2)   Upon election, Mr. Coleman and Dr. Chandran will each be independent and the Board size and other independent directors will remain the same.
(3)   Excludes Dr. Musunuri who is not independent.
(4)   As discussed under “Board Leadership Structure” Dr. Fernandes has been our LID since 2023. Upon her resignation, the LID role will be vacant.
CRITERIA FOR BOARD MEMBERSHIP
The Nominating and Corporate Governance Committee has identified certain criteria that it will consider in identifying director nominees. Important general criteria and considerations for Board membership include:
•	Nominees should have a reputation for integrity, honesty and adherence to high ethical standards.
•
Nominees should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to our current and long-term objectives and should be willing and able to contribute positively to our decision-making process.

•	Nominees should have a commitment to understanding us and our industry, and to regularly attend and participate in meetings of the Board and its committees.
•
Nominees should have the interest and ability to understand the sometimes conflicting interests of our various constituencies, which include stockholders, employees, customers, governmental units, creditors and the general public, and to act in the interest of all stockholders.

•
Nominees should not have, nor appear to have, a conflict of interest that would impair the nominee’s ability to represent our interests and our stockholders and to fulfill the responsibilities of a director.

•	Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.
•	Nominees should have the potential to serve on the Board for at least five years.
In each of the director biographies above, we highlight the specific experience, qualifications, attributes and skills that led the Board to conclude that each director is qualified to serve on our Board.

14 | Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

Our Corporate Governance Guidelines provide that diversity of background and experience should be considered in determining director candidates as well as other factors such as a candidate’s character, judgment, skills, education, expertise and absence of conflicts of interest. However, we do not have a formal policy concerning the diversity of the Board. Our priority in selection of board members is identification of members who will further the interests of our stockholders through their established records of professional accomplishment, their ability to contribute positively to the collaborative culture among board members, and their knowledge of our business and understanding of the competitive landscape in which we operate and adherence to high ethical standards. The Nominating and Corporate Governance Committee and the full Board are committed to creating a board of directors that promotes our strategic objectives and fulfills its responsibilities to our stockholders, and considers diversity of background, education, professional experience, and differences in viewpoints and skills when evaluating proposed director candidates.
INDEPENDENCE OF THE BOARD OF DIRECTORS
Under Nasdaq’s listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. Our Board consults with our legal counsel to ensure that the Board’s determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent Nasdaq listing standards, as in effect from time to time.
Our Board has determined that all our current directors, except for Dr. Musunuri, and each nominee for director are, or as the case may be, will be “independent” directors, as defined under the rules of Nasdaq. In making such determination, our Board considered the relationships that each such non-employee director has with us and all other facts and circumstances that our Board deemed relevant in determining his or her independence, including the beneficial ownership of our common stock by each non-employee director. Our independent directors generally meet in an executive session at each regularly scheduled Board meeting.
There are no arrangements or understandings between any of our director nominees, directors or executive officers and any other person pursuant to which any director nominee, director or executive officer was or is to be selected as a director nominee, director or executive officer, as applicable. Other than Mr. Coleman, the former President and Chief Executive officer of Endo International plc, which filed a petition for bankruptcy on behalf of itself and its subsidiaries in August 2022, no director has been involved in any legal proceedings required to be disclosed under Item 401(f) of Regulation S-K.
BOARD LEADERSHIP STRUCTURE
As presently constituted, the Board represents a deliberate mix of members who have a deep understanding of our business, as well as members who have different skill sets and points of view.
Also, in 2023, we created a LID role with robust duties, such as presiding over the executive sessions of the Board, the authority to call meetings of the independent directors and serving as the principal liaison between the Chairman and the independent directors, among other duties, to ensure the Board’s independent oversight of management. The Board appointed Prabhavathi Fernandes, Ph.D., FIDSA as LID. Upon her resignation the LID role will be vacant.
BOARD AND STOCKHOLDER MEETING ATTENDANCE
During 2024, the Board met six times; its Audit Committee met eight times; its Compensation Committee met four times; its Nominating and Corporate Governance Committee met five times; and its Science and Technology Committee met four times.
Each member of our Board attended 75% or more of the aggregate of (i) the total number of meetings of the Board, and (ii) the total number of meetings held by the committees of the Board on which he or she served, during the portion of the fiscal year ended December 31, 2024 for which he or she was a director or committee member.

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | 15

Directors are encouraged, but not required, to attend our annual stockholder meetings. All of the directors attended the 2024 Annual Meeting of Stockholders.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
During 2024, Dr. Kompella, Dr. Fernandes, Ms. Castillo, and Dr. Whittington served as members of our Compensation Committee. During 2024 and as of the date of this report, none of the members of the Compensation Committee was or is one of our officers or employees, and none of our executive officers has served or serves on the Compensation Committee or Board of any company that employed or employs any member of our Compensation Committee or Board.
EVALUATING BOARD EFFECTIVENESS
The Board is committed to continuous improvement and annual self-evaluation is an important tool for evaluating effectiveness. The Board and each Committee conducts rigorous annual self-evaluations of their performance and effectiveness.

PROCESS BEGINS

The Nominating and Corporate Governance Committee initiates and oversees the Board evaluation process, which is conducted at the end of the calendar year.

Each Committee conducts an initial evaluation of its own effectiveness.

EVALUATION

During the evaluation process, the Nominating and Corporate Governance Committee assesses several factors, including:

- Director independence and qualifications to serve on the various Committees, and
- Committee chair assignments and membership rotations.

The Nominating and Corporate Governance Committee also reviews the effectiveness of the overall evaluation process and considers whether to conduct the evaluation through an external third-party provider.

PRESENTATION OF EVALUATION RESULTS

The results of the Board and Committees' evaluations are presented, in executive session, at a subsequent Board and Committee meeting, as appropriate.

FOLLOW-UP

Any results requiring additional consideration are addressed at future Board and Committee meetings, as appropriate.

16 | Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

DIRECTOR COMPENSATION PROGRAM
We have designed and implemented our compensation program for our non-employee directors to attract, motivate, and retain individuals who are committed to our values and goals and who have the expertise and experience that we need to achieve those goals. Our Compensation Committee periodically reviews our compensation program for non-employee directors, including how our non-employee director compensation compares to our peer group and market trends.
Under our compensation program for our non-employee directors as in effect for 2024, each non-employee member of our Board was entitled to the following compensation:
•
Initial Equity Grant. Initial grant of stock options to purchase shares of common stock with a grant date fair value of $170,000, vesting monthly over three years, subject to continued service on the Board.

•
Annual Equity Grant. An annual grant of stock options with a grant date fair value of $170,000, granted on the date of our 2024 Annual Meeting of Stockholders, and will vest at the earlier of the one-year anniversary of the grant date or the next Annual Meeting of Stockholders, subject to continued service on the Board.

•	Cash Retainers. Cash retainers (to be paid in four quarterly installments) as described below:

2023 and 2024 Compensation Category	Amount
Annual Base Cash Retainer	$40,000
Annual Additional Lead Independent Director Cash Retainer	$20,000
Additional Committee Chair Compensation:
Audit Committee	$20,000
Compensation Committee	$15,000
Nominating and Corporate Governance Committee	$10,000
Science and Technology Committee	$15,000
Additional Committee Membership Compensation:
Audit Committee	$10,000
Compensation Committee	$7,500
Nominating and Corporate Governance Committee	$5,000
Science and Technology Committee	$7,500

In December 2024, based on the recommendation of our Compensation Committee, our Board amended the non-employee director compensation policy to decrease the grant date fair value of the annual and initial equity grants from $170,000 to $115,000.

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | 17

2024 DIRECTOR COMPENSATION
The following table presents the total compensation for each of our non-employee directors who served as a member of our Board during the fiscal year ended December 31, 2024. Dr. Musunuri did not receive any additional compensation for his service as the Chairman of our Board. Dr. Musunuri’s compensation as an employee is described under “Executive Compensation” below. Mr. Coleman and Dr. Chandran, did not serve on our Board in 2024 and, as such, did not receive any compensation as directors during the fiscal year ended December 31, 2024.

Name	Fee Earned or Paid in Cash	Stock Option Awards (1)	All Other Compensation	Total
Uday B. Kompella, Ph.D.	$61,875	$39,761	—	$101,636
Ramesh Kumar, Ph.D. (2)	$30,000	$—	—	$30,000
Marna C. Whittington, Ph.D.	$67,500	$39,761	—	$107,261
Junge Zhang, Ph.D.	$46,875	$39,761	—	$86,636
Kirsten Castillo, MBA	$75,000	$39,761	—	$114,761
Prabhavathi Fernandes, Ph.D., FIDSA	$92,500	$39,761	—	$132,261

(1)   Amounts represent the grant date fair value of stock option awards granted during 2024, computed in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation (“ASC 718”). For a discussion of the assumptions we employ in determining the fair value of stock option awards, please see Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our 2024 Annual Report. The aggregate number of stock options outstanding on December 31, 2024 was 475,560 for Dr. Kompella, 425,608 for Dr. Whittington, 427,560 for Dr. Zhang, 473,560 for Ms. Castillo, and 482,060 for Dr. Fernandes.
(2)   On March 20, 2024, Dr. Kumar notified us that he would not stand for re-election upon expiration of his current term. Amount represents Dr. Kumar’s compensation from January 1, 2024 through our 2024 Annual Meeting of Stockholders.
Director Stock Ownership Guidelines. To further align the interests of our directors, executive officers and our stockholders, the Board adopted stock ownership guidelines in March 2022. In the case of our non-employee directors, the guidelines require that each director owns shares of our common stock that have an aggregate fair market value equal to or greater than five times the annual base cash retainer. Individuals have five years after first becoming subject to the guidelines to attain the requisite level of stock ownership.

18 | Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

EXECUTIVE OFFICERS
The following table sets forth the name, position, and age of each of our executive officers as of the date of this Proxy Statement:

Name	Position	Age
Shankar Musunuri, Ph.D., MBA	Chief Executive Officer, Chairman and Co-Founder	61
Arun Upadhyay, Ph.D.	Chief Scientific Officer, Head of Research & Development	43
Huma Qamar, M.D., MPH, CMI	Chief Medical Officer	41
Ramesh Ramachandran, CPA, MBA, CMA	Chief Accounting Officer	57

Shankar Musunuri, Ph. D., MBA, 61, has served as Chairman of the Board and as our Chief Executive Officer since going public in September 2019. Dr. Musunuri has served as our Co-Founder and Chairman since its founding in 2013 and has additionally served as Chief Executive Officer since May 2015. Dr. Musunuri transformed Ocugen from a start-up into a pioneering biotechnology leader in ophthalmology gene therapy with its novel modifier gene platform to treat major blindness diseases. Dr. Musunuri is a seasoned industry veteran with about 32+ years of results-driven experience encompassing research and development, operations, finance and business management including commercial operations in biotechnology as well as pharmaceutical companies. After a long tenure at Pfizer, he founded Nuron Biotech, Inc., which he grew to a commercial company in less than three years, serving as President, Chief Executive Officer and board member. Dr. Musunuri spent nearly fifteen years at Pfizer, where he held various positions of increasing leadership and responsibility. Dr. Musunuri obtained his Ph.D. in Pharmaceutical Sciences from the University of Connecticut, a MBA from Duke University’s Fuqua School of Business, and his Bachelor of Pharmacy from Birla Institute of Technology and Science. He is a recipient of the Distinguished Alumnus Award from the University of Connecticut’s School of Pharmacy and serves on the Board of Advisors at Duke University’s Duke Innovation and Entrepreneurship.

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | 19

Arun Upadhyay, Ph. D., 43, has served as our Chief Scientific Officer since September 2022 and became an executive officer, effective January 1, 2023. Prior to that, Dr. Upadhyay has held roles of increasing responsibility since joining us as a Senior/Principal Scientist in February 2017, including serving as our Senior Vice President and Head of Research & Development from December 2021 to September 2022, serving as our Vice President and Head of Research & Development from December 2020 to December 2021, and serving as our Senior Director, Head of Discovery from December 2018 to December 2020. Dr. Upadhyay has over 20 years of experience across the biotechnology industry, academia, and government institutions, focused on discovery research, innovation, and product development. He successfully led multidisciplinary research and development functions including discovery, preclinical and clinical development of mAbs, bispecific, vaccines, and cell and gene therapy-based products. He led cutting-edge molecular and cell biology research contributing to the development of new therapeutics for infectious, ophthalmic, and degenerative diseases. He managed the team responsible for process and analytical development, formulation design for biologics and gene therapy-based products, tech-transfer, scale-up, manufacturing of drug product, and supply logistics to clinical sites. He has worked extensively in drug development consisting of lead identification and target validation-ranging from small molecules to biologics and advanced cell and gene therapy modalities. Prior to joining Ocugen, Dr. Upadhyay led ophthalmic drug development and delivery research at the University of Colorado, Denver (“UoC Denver”) in the Department of Pharmaceutical Sciences. There he was instrumental in designing therapeutics for ophthalmic diseases; engineering biopolymers scaffold; and developing novel approaches, such as design of cell and tissues specific targeting peptides and nanosystems, for sustained and targeted drug delivery systems for peptide, proteins, RNA, and DNA to cells and tissues. Dr. Upadhyay led the engineering of polymeric micro and nano carriers’ systems and adjuvant approaches to encapsulate vaccine antigens to enhance immunogenicity and protective immunity. Dr. Upadhyay received his Ph.D. in Biotechnology from the National Institute of Immunology, a Master of Science in Biotechnology from Jawaharlal Nehru University, New Delhi, India, and Bachelor of Science in Zoology, Botany, and Chemistry from Banaras Hindu University, Varanasi, India. He was awarded the American Association of Pharmaceutical Scientists’ “Innovation in Nanotechnology Award” for developing novel ocular drug delivery systems. Dr. Upadhyay has authored more than 40 scientific publications and holds more than 15 patents.

20 | Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

Huma Qamar, M.D., MPH, CMI, 41, has served as our Chief Medical Officer since March 2024 and became an executive officer, effective March 18, 2024. Prior to joining us as Chief Medical Officer she worked as Chief Scientific Officer at Medicus Pharma Ltd (NASDAQ: MDCX) (“Medicus”) from October 2023 through March 2024. Prior to Medicus she served as our Assistant Vice President, Head of Clinical Development & Clinical Operations and Vice President, Head of Clinical Development & Clinical Operations from September 2021 through November 2023 where she was instrumental in overseeding the Vaccine and Phase 1/2 Phase 1/2 of RP trials. She served as Senior Vice president of Qunatum BioPharma Ltd (NASDAQ: QNTM) (CSE: QNTM) (formerly FSD Pharma Inc.) from January 2021 through August 2021 and served as Director of Investigator Sponsored Research Unit at Fox Chase Center from September 2018 through December 2020. Dr. Qamar has also worked in the clinical research field for some of the most renowned Ivy League institutions such as Yale University, Harvard University, and the University of Pennsylvania. She has robust experience in developing Phase I-IV clinical protocols and execution of clinical studies, U.S. Food and Drug Administration inspections, billing and compliance audits, and medical affairs team management. She has expertise in multiple therapeutic areas, including gene and cell therapy, vaccines, oncology, rheumatology, dermatology, neurology, cariology, hepatology, and infectious diseases. Dr. Qamar received her M.D. from Army Medical College Rawalpindi, Pakistan and her MPH from Thomas Jefferson College of Population Health.

Ramesh Ramachandran, CPA, MBA, CMA, 57, has served as our Chief Accounting Officer since September 2024. Prior to joining Ocugen, Mr. Ramachandran was the Vice President of Finance & Corporate Controller of Tecomet Inc. from May 2022 to August 2024. He previously served as the Vice President of Finance & Corporate Controller of Lenox Corporation from August 2017 through April 2022. In both roles he was in charge of accounting, audit controllership, tax, treasury, budget, as well as financial planning and analysis management reporting. Mr. Ramachandran holds a Bachelor of Commerce in Accounting from South City College – Calcutta University and a MBA in Finance from Institute of Business Management – Jadavpur University. He is a Certified Public Accountant in the United States and Chartered Professional Accountants in Canada as well as a Certified Management Accountant in the United States.

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | 21

CORPORATE GOVERNANCE
BOARD OVERSIGHT OF COMPANY CULTURE AND ENVIRONMENTAL, SOCIAL, AND GOVERNANCE (“ESG”) HIGHLIGHTS
The Board is committed to fostering a strong culture of compliance and ethical conduct and has structured its Committees and their activities to support this commitment. The Board supports management’s promotion of a corporate culture of integrity, ethical behavior, and compliance with laws and regulations, and ensures that our culture and strategy are aligned. The Board expects all directors, as well as officers and employees, to conduct themselves in a manner consistent with our Code of Conduct and our values. The Board believes that a strong culture of integrity, ethics, and compliance is fundamental to the conduct of our business, and is necessary for managing risk, maintaining investor trust, and ensuring corporate governance.
In fiscal year 2024, our notable ESG highlights include:
•	Our focus on advancing environmental sustainability and promoting healthier lives for our employees and communities.
•	Our commitment to becoming a more environmentally friendly workplace and taking efforts to reduce our use of plastic internally.
•	Our employees’ acknowledgement and adherence to several policies including our Whistleblower Policy and Insider Trading Policy covering Anti-Hedging and Anti-Pledging prohibited practices.
•
Our expansion of wellness benefits to include offerings such as pre-tax flexible spending accounts for dependent care and employer-assisted health savings accounts for employees who elected eligible medical plans.

•	Our encouragement of healthy lifestyle choices through on-site fitness center offerings for our employees.
•
Our commitment and enhancements related to cybersecurity and data protection via our adoption of web and email security, data backup solutions, VPN connections, antivirus solutions, and a company-wide firewall of incoming and outgoing internet traffic.

CORPORATE GOVERNANCE AND RISK MANAGEMENT
We are committed to good corporate governance and integrity in our business dealings. Our governance practices are documented in our Charter, our Bylaws, our Code of Conduct, our Corporate Governance Guidelines and the charters of the Committees. Aspects of our governance documents are summarized below. You can find the charter for each Committee of the Board and our Code of Conduct on our website at https://ir.ocugen.com/corporate-governance.
We have a written set of Corporate Governance Guidelines that are designed to help ensure effective corporate governance of our Company. Our Corporate Governance Guidelines cover topics including, but not limited to, director responsibilities, director qualification standards, director access to management and independent advisors, director compensation, director orientation and continuing education, the periodic evaluations of our Board and its Committees and succession planning. Succession planning for the Board is critical to our success. Our goal is to achieve a Board that provides effective oversight of the Company through the appropriate balance of diversity of perspectives, experience, expertise and skills. Our Corporate Governance Guidelines are reviewed periodically by the Nominating and Corporate Governance Committee to assess the adequacy of the corporate governance guidelines and recommend any proposed changes to the Board. The Corporate Governance Guidelines are amended by our Board when appropriate. The full text of our Corporate Governance Guidelines is available on our website at https://ir.ocugen.com/.
The Board’s role in risk oversight is consistent with our leadership structure, with management having day-to-day responsibility for assessing and managing our risk exposure and the Board actively overseeing management of our risks, both at the Board and Committee level. The risk oversight process includes receiving

22 | Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

regular reports from Committees and our executive officers to enable our Board to understand our risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, cybersecurity, finance, legal, regulatory, strategic and reputational risk.
The Board focuses on the overall risks affecting us. Each Committee has been delegated the responsibility for the oversight of specific risks that fall within its areas of responsibility. For example:
•
The Audit Committee oversees management of financial reporting, compliance and litigation risks, including risks related to our insurance, information technology, cybersecurity, human resources and regulatory matters, as well as the steps management has taken to monitor and control such exposures.

•
The Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation policies, plans and arrangements and the extent to which those policies, plans and arrangements increase or decrease risk for the Company.

•	The Nominating and Corporate Governance Committee manages risks associated with the independence of the Board, potential conflicts of interest and the effectiveness of the Board.
While each Committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through Committee reports about such risks. Matters of significant strategic risk are considered by our entire Board.
CODE OF CONDUCT
We have a written Code of Conduct that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Conduct covers fundamental ethical and compliance-related principles and practices such as accurate accounting records and financial reporting, avoiding conflicts of interest, the protection and use of our property, compliance with legal and regulatory requirements and internal reporting procedures for violations of the code. The Code of Conduct is available on our website at https://ir.ocugen.com/corporate-governance and any amendments to the Code of Conduct, or any waivers of its requirements, will be disclosed on our website or in a Current Report on Form 8-K which we will file with the SEC.
Only the Board may waive any specific provision of this Code of Conduct for directors and executive officers. The compliance officer may waive any specific provision of this Code of Conduct for employees other than directors and executive officers. In the event of an approved waiver involving the conduct of a director or executive officer, appropriate and prompt disclosure, including disclosure of the reasons for the waiver, must be made to our stockholders as required by applicable law and Nasdaq rules. The Board shall be responsible for monitoring compliance with the Code of Conduct and shall assess the adequacy of the Code of Conduct periodically and approve any changes to the Code of Conduct.
INSIDER TRADING POLICY
It is our policy to comply with applicable insider trading laws, rules and regulations, and any exchange listing standards when engaging in transactions in our securities.
Our insider trading policy applies to all of our employees, including our executive officers and directors. The policy, among other things, prohibits (i) trading in call or put options involving our securities and other derivative securities; (ii) engaging in short sales of our securities; (iii) holding our securities in a margin account or pledging our securities to secure margin or other loans; and (iv) engaging in any forms of hedging or monetization transactions, such as zero-cost collars and forward sale contracts.

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | 23

COMPENSATION RECOVERY POLICY
Our Board adopted an amended and restated compensation recovery policy effective as of September 15, 2023, in compliance with the Nasdaq listing rules, which requires recovery from executive officers of incentive-based compensation that is earned, granted or vested based on the achievement of a financial reporting measure in the event of a required accounting restatement of previously issued financial statements. The recoverable compensation includes any compensation received after the effective date of the compensation recovery policy and in the three-year fiscal period preceding the date we were required to prepare the accounting restatement that is in excess of the amount that would have been earned, paid or vested had it been calculated based on the restated financial statements. Recovery is required regardless of fault or a covered officer’s role in the financial reporting process. The compensation recovery policy has been filed as Exhibit 97 to our Annual Report on Form 10-K for the year ended December 31, 2023. At no time during or after the year ended December 31, 2024, was the company required to prepare an accounting restatement that required recovery of erroneously awarded compensation pursuant to the compensation recovery policy, nor was there, on December 31, 2024, an outstanding balance of erroneously awarded compensation to be recovered from the application of the policy to a prior restatement.
DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who beneficially own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.
To our knowledge, based solely on our review of Forms 3, 4 and 5, and any amendments thereto, filed by such reporting persons and/or written representations that no Form 5 was required, we believe that during the fiscal year ended December 31, 2024, all filing requirements applicable to our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities under the Exchange Act were met in a timely manner except for two late Form 4 filings for Arun Upadhyay, Ph.D. each reporting one transaction of a sale of common stock, and one late Form 4 filing by Prabhavathi Fernandes, Ph.D., FIDSA reporting one transaction to purchase common stock.
FAMILY RELATIONSHIPS
There are no family relationships among any of our directors or executive officers.
POLICIES AND PROCEDURES FOR RELATED PARTY TRANSACTIONS
Our Board has adopted a Related Party Transactions Policy setting forth the policies and procedures for the review and approval or ratification of related party transactions. This policy covers any financial transactions, arrangements, or relationships, or any series of similar transactions, arrangements, or relationships, in which we were or are to be a participant in which any related person had, has, or will have a direct or indirect material interest. Our management team is responsible for determining whether a transaction is a related party transaction subject to our policy, and upon such determination, is responsible for disclosing the material facts concerning the transaction and the related party’s interest in the transaction to our Audit Committee. In reviewing and approving any such transactions, our Audit Committee is required to consider all available relevant facts and circumstances with respect to the transaction and shall evaluate all available options, including ratification, revision, or termination of the transaction. All of the transactions described under “Certain Relationships and Related Party Transactions” below were either approved or ratified in compliance with our Related Party Transactions Policy.

24 | Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Described below are any transactions occurring since January 1, 2023 and any currently proposed transactions to which (i) the amount involved exceeded, or will exceed, $120,000 (or, if less than $120,000, 1% of the average of our total assets on December 31, 2023 and 2024); (ii) we were a party; and (iii) a director, executive officer, holder of more than 5% of our outstanding capital stock, or any member of such person’s immediate family that has or will have a direct or indirect material interest in the transaction, other than the compensation, termination, and change in control arrangements that are described in the “Executive Compensation” section.
Employment Agreements
For information on employment arrangements and compensation for service as our officers or on our Board, see “Director Compensation” and “Executive Compensation” sections of this Proxy Statement.
Indemnification Agreements
Our Charter and Bylaws require us to indemnify our directors and officers to the fullest extent permitted by Delaware law. We also entered into indemnity agreements with certain officers and directors. These agreements provide, among other things, that we will indemnify the officer or director, under the circumstances and to the extent provided for in the agreement, for expenses, damages, judgments, fines, and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director, officer, or other agent of us, and otherwise to the fullest extent permitted under Delaware law and our Charter and Bylaws.

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | 25

ITEM 1: ELECTION OF TWO CLASS II DIRECTORS FOR A THREE-YEAR TERM EXPIRING IN 2028 AND OF ONE CLASS III DIRECTOR FOR A ONE-YEAR TERM EXPIRING IN 2026
At the Annual Meeting, our stockholders will vote on the election of two class II director nominees each named in this Proxy Statement as a director, to serve until our 2028 Annual Meeting of Stockholders and until their respective successors are elected and qualified, and one class III director nominee named in this Proxy Statement as a director, to serve until our 2026 Annual Meeting of Stockholders and until his respective successor is elected and qualified. Our Board has unanimously nominated Uday Kompella, Ph.D. and Blaise Coleman as class II directors and Satish Chandran, Ph.D. as a class III director for election to our Board at the Annual Meeting.
Each of the nominees has agreed to be named and to serve, and we expect each nominee to be able to serve if elected. If any nominee is unable to serve, the Nominating and Corporate Governance Committee will recommend to our Board a replacement nominee. The Board may then designate the replacement nominee to stand for election. If you voted for the unavailable nominee, your vote will be cast for their replacement.

OUR BOARD UNANIMOUSLY RECOMMENDS STOCKHOLDERS VOTE FOR THE ELECTION OF UDAY KOMPELLA, PH.D., BLAISE COLEMAN, AND SATISH CHANDRAN, PH.D.

26 | Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

THE ACCOUNTING FIRM FEES
The Audit Committee has appointed and engaged PwC to serve as our independent registered public accounting firm to audit our consolidated financial statements for the 2025 fiscal year and to perform audit-related services.
The Audit Committee works with our management in order to negotiate appropriate fees with our independent registered public accounting firm and is ultimately responsible for approving those fees. The following is a summary and description of fees for services provided by our independent registered public accounting firms, PwC and Ernst & Young LLP (“Ernst & Young”), in fiscal year 2024 and Ernst & Young, in fiscal year 2023. Other than as set forth below, no professional services were rendered, or fees billed by PwC and Ernst & Young during fiscal year 2024 or by Ernst & Young during fiscal year 2023.

Service	2024 (1)	2024 (2)	2023 (3)
Audit Fees	$512,500 (1)	$1,144,169 (2)	$812,500 (3)
Audit-Related Fees	—	—	—
Tax Fees	—	—	—
All Other Fees	—	—	—
Total	$512,500	$1,144,169	$812,500

(1)   Represents fees billed by PwC for the year ended December 31, 2024.
(2)   Represents fees billed by Ernst & Young for the year ended December 31, 2024.
(3)   Represents fees billed by Ernst & Young for the year ended December 31, 2023.
“Audit Fees” means the fees billed or incurred by PwC and Ernst & Young for the year ended December 31, 2024 and by Ernst & Young for the year ended December 31, 2023 for professional services rendered in connection with the annual audit, and quarterly reviews of our consolidated financial statements for the years ended December 31, 2024, and 2023, and the fees billed in connection with the filing of registration statements with the SEC.
“Audit-Related Fees” consisted of amounts paid to PwC and Ernst & Young for the year ended December 31, 2024 and to Ernst & Young for the year ended December 31, 2023 for assurance and related services reasonably related to the performance of the audit or review of the financial statements and that are not reported under the “Audit Fees” category. There were no such fees incurred during the years ended December 31, 2024, or 2023.
“Tax Fees” consisted of amounts paid to PwC and Ernst & Young for the year ended December 31, 2024 and to Ernst & Young for the year ended December 31, 2023 for tax compliance and consulting. There were no such fees incurred during the years ended December 31, 2024, or 2023.
AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES
The Audit Committee is responsible for appointing, setting compensation for, and overseeing the work of our independent registered public accounting firm. The Audit Committee Charter establishes a policy that all audit and permissible non-audit services provided by our independent registered public accounting firm, PwC, will be pre-approved by the Audit Committee. The Audit Committee can pre-approve specified services in defined categories of audit services and audit-related services up to specified amounts as part of the Audit Committee’s approval of the scope of the engagement of PwC or on an individual case-by-case basis before PwC is engaged to provide a service. All such audit services were pre-approved in accordance with this policy during the fiscal year ended December 31, 2024. PwC has not been engaged to perform any non-audit services or tax services.

28 | Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

Change in our Independent Registered Public Accounting Firm
As previously disclosed, on May 31, 2024, Ernst & Young notified us of its decision to decline to participate in the request-for-proposal process and to decline to stand for re-election as our independent registered public accounting firm for fiscal year 2024, which decision was not the result of any disagreement with us.
The reports of Ernst & Young on our consolidated financial statements for the fiscal years ended December 31, 2023 and 2022 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit reports of Ernst & Young on our consolidated financial statements as of and for the years ended December 31, 2023 and 2022 contained an explanatory paragraph which noted that we had suffered recurring losses from operations and there was substantial doubt as to our ability to continue as a going concern, and the audit report of Ernst & Young on our consolidated financial statements as of and for the year ended December 31, 2023 contained an explanatory paragraph related to the restatement of the 2022 consolidated financial statements.
During the years ended December 31, 2023 and 2022, and the subsequent interim period through May 31, 2024, there were (i) no disagreements between us and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to Ernst & Young’s satisfaction, would have caused Ernst & Young to make reference to the subject matter of the disagreement in connection with its report for such years, and (ii) no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K for such years and subsequent interim period through May 31, 2024, except for Ernst & Young’s communication of the material weakness in internal control over financial reporting as of December 31, 2023, as described in Part II, Item 9A (Controls and Procedures) of our Annual Report on Form 10-K for the year ended December 31, 2023, relating to the design and operating effectiveness of controls over the accounting for collaborative arrangements.
During the fiscal years ended December 31, 2023 and 2022 and the subsequent interim period through May 31, 2024, neither our company nor anyone acting on its behalf consulted Ernst & Young regarding the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on our financial statements or any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).
As a result of this process and in connection with evaluating the proposals from participating firms, on July 2, 2024, the Board approved the appointment of PwC as our independent registered public accounting firm for the fiscal year ending December 31, 2024 as Ernst & Young ceased providing services following the filing of our Form 10-Q for the quarter ending June 30, 2024.
During the two most recent fiscal years ended December 31, 2023 and 2022 and the subsequent interim period through July 2, 2024, neither us nor anyone on our behalf consulted with PwC with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, and neither a written report nor oral advice was provided to us that PwC concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue, or (b) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).
Ernst & Young has furnished our company with a letter addressed to the SEC stating that it agrees with the above statements, a copy of which is filed as Exhibit 16.1 to our Current Report on Form 8-K filed with the SEC on June 6, 2024.

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | 29

AUDIT COMMITTEE REPORT
The Audit Committee has reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2024, with management and our independent registered public accounting firm, PwC. The Audit Committee has discussed with PwC the matters required to be discussed by the applicable requirements of the auditing standards of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from PwC required by applicable requirements of the PCAOB regarding PwC’s communications with the Audit Committee concerning independence and has discussed with PwC the firm’s independence. Based on the foregoing, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in our 2024 Annual Report for filing with the SEC.
Ocugen, Inc.
Audit Committee
Chair: Marna C. Whittington, Ph.D.
Prabhavathi Fernandes, Ph.D., FIDSA
Kirsten Castillo, MBA
ITEM 2: RATIFICATION OF APPOINTMENT OF PWC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2025
The Audit Committee has appointed and engaged PwC to serve as our independent registered public accounting firm to audit our consolidated financial statements for the 2025 fiscal year and to perform audit-related services. Stockholders are hereby asked to ratify the Audit Committee’s appointment of PwC as our independent registered public accounting firm for the 2025 fiscal year.
The Audit Committee is solely responsible for selecting our independent auditors. Although stockholder ratification of the appointment of PwC to serve as our independent registered public accounting firm is not required by law or our organizational documents, the Board has determined that it is desirable to seek stockholders’ ratification as a matter of good corporate governance in view of the critical role played by independent registered public accounting firms in maintaining the integrity of financial controls and reporting. If the stockholders do not ratify the appointment of PwC, the Audit Committee will reconsider its selection and whether to engage an alternative independent registered public accounting firm.
Representatives of PwC are expected to attend the Annual Meeting where they will be available to respond to appropriate questions and, if they desire, to make a statement.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF PWC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.

30 | Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
The following table shows for the years ended December 31, 2024, and 2023 the compensation awarded to, paid to, or earned by our 2024 NEOs, who include our Chief Executive Officer, our two other most highly compensated executive officers who were serving as of December 31, 2024, and up to two additional individuals for whom disclosure would have been provided but for the fact that such individual was no longer serving as an executive officer as of December 31, 2024.
Our NEOs include:
•	Shankar Musunuri, Ph.D., MBA, Chief Executive Officer;
•	Arun Upadhyay, Ph.D., Chief Scientific Officer; and
•	Huma Qamar, M.D., MPH, CMI, Chief Medical Officer.

Name and Principal Position	Year (1)	Salary ($)	Bonus (2)	Stock Awards (3)	Option Awards (4)	All Other Compensation (5)	Total Compensation ($)
Shankar Musunuri, Ph.D., MBA Chief Executive Officer, Chairman and Co-Founder	2024	757,900	385,165	520,492	269,749	8,233	1,941,538
	2023	757,900	102,544	1,844,263	1,826,722	3,802	4,535,231
Arun Upadhyay, Ph.D. Chief Scientific Officer	2024	466,200	169,720	145,738	75,501	13,710	870,869
	2023	466,200	126,398	394,905	391,115	5,458	1,384,076
Huma Qamar, M.D., MPH, CMI (6) Chief Medical Officer	2024	344,375	258,362 (7)	709,003	413,961	—	1,725,700

(1)   Dr. Qamar was not an NEO for 2023, and accordingly compensation information is only disclosed for 2024.
(2)   Amounts reflected in this column represent cash bonuses based on annual performance earned in the applicable year and paid in the following year.
(3)   Amounts reflected in this column represent the aggregate grant date fair value of restricted stock units (“RSUs”) granted during the applicable fiscal year, determined by the market price of our common stock on the grant date in accordance with ASC 718. For a discussion of the assumptions which we employ in determining the grant date fair value of RSUs, please see Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our 2024 Annual Report. In 2024, Performance Stock Units (“PSUs”) were granted for Dr. Musunuri, Dr. Upadhyay and Dr. Qamar, and the grant date fair values in the table are based on probable outcome of the applicable performance metrics $1.27, $1.27 and $2.76, respectively.
(4)   Except as otherwise noted below, amounts reflected in this column represent the aggregate grant date fair value of stock option awards granted during the applicable fiscal year, computed in accordance with ASC 718. For a discussion of the assumptions which we employ in determining the grant date fair value of stock option awards, please see Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our 2024 Annual Report.

32 | Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

(5)   Except as otherwise indicated, amounts reflected in this column are matching contributions made under our 401(k)-retirement plan and amounts related to group term life insurance premiums for the respective fiscal year.
(6)   Dr. Qamar joined us as our Chief Medical Officer in March 2024.
(7)   The amounts reported consist of (i) the annual cash bonuses earned by Dr. Qamar in the amount of $158,362 and (ii) a one-time sign-on bonus paid in connection with Dr. Qamar’s commencement of employment with us in amount of $100,000.
NARRATIVE EXPLANATION OF CERTAIN ASPECTS OF THE SUMMARY COMPENSATION TABLE
The compensation paid during the year ended December 31, 2024 to Ocugen’s NEOs who are employees, consisted of the following components:
•	Base salaries;
•	Annual cash incentives; and
•	Long-term equity incentives.
Direct compensation for our NEOs who are employees primarily consists of three principal components: base salary, annual cash incentive opportunities, and equity based long-term incentive (“LTI”) awards.
Base Salary
Base salary represents the fixed portion of an executive officer’s compensation and is intended to provide compensation for day-to-day performance. The Compensation Committee believes that a competitive base salary is a necessary element of any compensation program that is designed to attract and retain talented and experienced executives. Base salaries are reviewed annually, typically in connection with the annual performance review process, and adjusted from time to time to take into account market levels, individual responsibilities, performance, and experience.
For the 2024 fiscal year, the annual base salary for Dr. Musunuri, Dr. Upadhyay, and Dr. Qamar was equal to $757,900, $466,200 and $435,000, respectively.
Annual Cash Incentive
The Compensation Committee believes that performance-based cash incentive bonuses play an important role in providing incentives to executives to achieve annual corporate goals. For fiscal year 2024, the Compensation Committee approved target annual incentive bonuses and developed a framework for determining the payout percentage.
Each NEO who is an employee has a target annual cash incentive amount, which is expressed as a percentage of his or her salary. This target is set forth in each such NEO’s employment agreement and is evaluated by our Compensation Committee annually based upon a review of the peer group and industry data provided by FW Cook, as well as other items used in the process for determining executive officer compensation, as described above. From time to time, our Board or Compensation Committee may approve other discretionary or formulaic annual bonuses for the NEOs based on corporate performance for our chief executive officer and corporate and individual performance for our other NEOs, as otherwise determined to be appropriate.
For the 2024 fiscal year, our Board approved annual incentive targets for Dr. Musunuri, Dr. Upadhyay, and Dr. Qamar, which was equal to 66%, 45%, and 45%, respectively, of such NEO’s annual base salary.
The corporate performance metrics for 2024 included advancing product pipeline and clinical development, focused business development, operational and manufacturing excellence, and financial execution, corporate responsibility and talent management. Even though all three gene therapies progressed well in the clinic and our Year to Date (“YTD”) total shareholder return (“TSR”) (64%) was higher than the Nasdaq Biotechnology Index’s YTD TSR (6%), the Compensation Committee considered overall business factors including cash runway

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | 33

and market conditions, and recommended fraction of target bonus as corporate performance. Based on this corporate performance recommendation, our Board approved $385,165 as the bonus for our Chief Executive Officer, Dr. Musunuri. The Compensation Committee approved $169,720 and $158,362 as the bonus for our NEOs, Dr. Upadhyay, and Dr. Qamar, based on corporate as well as individual performance metrics.
Long-Term Incentive Compensation
We believe that equity grants provide our NEOs with a strong link to long-term performance and retention incentives, create an ownership culture, and help to align the interests of executive officers and stockholders.
Our general practice has been to grant stock option awards to each executive officer at the start of employment and on an annual basis for performance and retention purposes. Stock options or other equity-based awards may also be granted for the accomplishments of specific milestones. The size and value of annual equity awards are based on considerations included in the process for determining executive compensation, and for 2024, were based in part on the recommendations of FW Cook. Historically, our long-term incentive (“LTI”) max consisted of 50% RSUs and 50% time-based stock options. In response to stockholder feedback, in December 2023, the Compensation Committee approved a new LTI mix for 2024, which changed from 50% RSUs and 50% time-based stock options to 50% performance share awards (“PSAs”) and 50% time-based stock options. The PSAs are earned based on the achievement of pre-established performance metrics over a three-year performance period, further aligning executive compensation with the Company’s long-term strategic goals and stockholder value creation.

34 | Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END
The following table summarizes the number of shares of our common stock underlying outstanding equity awards for each of our NEOs as of December 31, 2024.

		Option Awards				Stock Awards
Name and Principal Position	Vesting Commencement Date (1)	Number of Securities Underlying Unexercised Options (#) Exercisable (a)	Number of Securities Underlying Unexercised Options (#) Unexercisable (b)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (2)
Shankar Musunuri, Ph.D., MBA Chairman of the Board, Co-Founder, and Chief Executive Officer	8/26/15	86,292	—	$1.88	8/26/25	—	—
	1/2/20	326,543	—	$0.51	1/2/30	—	—
	5/7/20	529,764	—	$0.33	5/7/30	—	—
	1/1/21	1,757,000	—	$1.83	1/1/31	—	—
	4/19/21	394,000	—	$5.64	4/19/31	—	—
	1/3/22	835,533	396,580	$4.72	1/3/32	—	—
	1/3/22	—	—	—	1/3/32	115,513	$92,988
	1/3/23	590,551	1,181,103	$1.25	1/3/33	—	—
	1/3/23	—	—	—	1/3/33	983,607	$791,804
	1/2/24	—	492,126	$0.66	1/2/34	—	—
	1/2/24 (3)	—	—	—	—	409,836	$329,918
Arun Upadhyay, Ph.D. Chief Scientific Officer	2/6/17	1,918	—	$6.30	2/6/27	—	—
	12/15/17	1,103	—	$7.56	12/15/27	—	—
	8/31/18	2,397	—	$12.18	8/31/28	—	—
	12/19/18	4,315	—	$13.52	12/19/28	—	—
	4/8/19	479	—	$12.41	4/8/29	—	—
	1/1/21	246,000	—	$1.83	1/1/31	—	—
	4/19/21	31,120	—	$5.64	4/19/31	—	—
	1/3/22	156,662	78,331	$4.72	1/3/32	—	—
	1/3/22	—	—	—	1/3/32	21,659	$17,435
	6/16/22	20,001	9,999	$1.95	6/16/32	—	—
	6/16/22	—	—	—	6/16/32	3,333	$2,683
	9/16/22	22,545	11,273	$2.17	9/16/32	—	—
	9/16/22	—	—	—	9/16/32	3,061	$2,464
	1/3/23	126,452	252,905	$1.25	1/3/33	—	—
	1/3/23	—	—	—	1/3/33	210,616	$169,546
	1/2/24 (3)	—	137,795	$0.66	1/2/34	—	—
	1/2/24	—	—	—	—	114,754	$92,377
Huma Qamar, M.D., MPH, CMI Chief Scientific Officer	4/16/24	—	308,465	$1.59	4/16/34	—	—
	4/16/24 (3)	—	—	—	—	256,885	$206,792

(1)   Each stock option award and stock award were granted pursuant to the Ocugen, Inc. 2014 Stock Option Plan (the “2014 Plan”) or the Ocugen, Inc. 2019 Equity Incentive Plan (the “2019 Plan”). The shares subject to each outstanding unvested stock option and stock award vest in three equal installments, subject to continued service, on the first three anniversaries of the applicable vesting commencement date.

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | 35

(2)   Amounts reported in this column represent the aggregate market value of the outstanding RSUs based on the closing market price of our common stock as of December 31, 2024, the last trading day of the fiscal year, of $0.8050 per share.
(3)   In December 2023, pursuant to the 2019 Plan, the Compensation Committee of the Board adopted a performance restricted stock unit agreement (the "PSU Agreement"). Pursuant to the PSU Agreement, the Company granted 615,467 and 256,885 of market-based performance stock units at target on January 2, 2024 and April 16, 2024, respectively. All of these PSUs cliff vest after the requisite service period ending on December 31, 2026. The PSUs have the potential to be earned at between 0% and 200% of the number of awards granted depending on the level of growth of the Company’s TSR as compared to the TSR of the companies within the Nasdaq Biotechnology Index over the performance period. The fair value of the market-based PSUs was determined using a Monte Carlo simulation technique.
Policies and Practices Regarding Grants of Equity Awards
Our Compensation Committee and Board generally make equity grants on regularly scheduled dates. Our Board or Compensation Committee may change any regularly scheduled grant date if our Board or Compensation Committee determines that making grants on such date would not be in the Company’s best interest. Equity grants may also be made on other dates in connection with new hires, promotions or similar events. During 2024, our Compensation Committee did not take into account any material nonpublic information when determining the timing and terms of equity incentive awards, and we did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. As required by Item 402(x) of Regulation S-K under the Exchange Act, we are providing the following information about stock options granted to Dr. Qamar, one of our NEOs, on April 16, 2024, the same business day that we filed our Annual Report on Form 10-K for the year ended December 30, 2023, in connection with her appointment as Chief Medical Officer.

Name	Grant date	Number of securities underlying the award	Exercise price of the award ($/Sh)	Grant date fair value of the award
Percentage change in the
closing market price of the
securities underlying the award
between the trading day ending
immediately prior to the
disclosure of material nonpublic
information and the trading day
beginning immediately following
the disclosure of material
nonpublic information

Huma Qamar, M.D., MPH, CMI	04/16/24	308,465	$1.59	$490,459.35	9%

EMPLOYMENT ARRANGEMENTS WITH OUR NEOs
We generally enter into executive employment agreements with each of our executive officers, including our NEOs who are employees, which set forth the basic terms and conditions of their employment. The executive employment agreements also contain provisions that provide for certain payments and benefits in the event of a termination of employment, including an involuntary termination of employment three months prior to or 12 months following a change in control. Our philosophy in providing these severance payments and benefits is that outside of a change in control, severance protections are only appropriate in the event of an involuntary termination and only provided upon the executive officer’s execution of an effective release of claims.
In addition, we believe that the occurrence or potential occurrence of a change in control will create uncertainty regarding the continued employment of our executive officers, and that additional severance protections during a change in control protection period are appropriate to encourage executive officers to remain employed and focused on the business in those circumstances, rather than to encourage executive officers to focus on the potential implications of a termination of employment for them personally. The severance benefits are an essential element of the overall executive compensation package and assist us in recruiting and retaining talented individuals and aligning the NEO’s interests with the best interests of the stockholders. Each NEO is also subject to a Non-Disclosure and Business Ideas Agreement.

36 | Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

Shankar Musunuri, Ph.D., MBA. On January 1, 2020, we entered into an amended and restated executive employment agreement with Dr. Musunuri, with respect to his employment as Chief Executive Officer and Chairman of our Board, which was further amended on April 27, 2022 (as amended, the “Musunuri Agreement”).
The Musunuri Agreement provides for an annual base salary in an amount determined by the Compensation Committee, which is to be reviewed and may be adjusted annually. Dr. Musunuri’s annual base salary was increased from $715,000 to $757,900 for the 2023 fiscal year and remained the same for the 2024 fiscal year. Dr. Musunuri is eligible to participate in our benefit plans, programs, and arrangements that may exist from time to time on the same terms that apply generally to other similarly situated employees. The Musunuri Agreement initially provided for an annual bonus target amount of 50% of his base salary, which was then increased to 66% of his base salary for the 2022 fiscal year, and remained at 66% for the 2023 and 2024 fiscal years, with such bonus based upon performance criteria set by the Compensation Committee.
In the event that Dr. Musunuri’s employment is terminated by us without “cause” (as defined in the Musunuri Agreement) or by Dr. Musunuri for “good reason” (as defined in the Musunuri Agreement), subject to Dr. Musunuri’s execution and non-revocation of a release of claims in favor of Ocugen and its affiliates, Dr. Musunuri is eligible to receive (i) base salary continuation for two years following his termination date, and (ii) if he elects COBRA continuation coverage, payment of his COBRA premiums for applicable health or dental insurance coverage until the earliest of two years following his termination date, the expiration of his COBRA eligibility, or the date that he becomes eligible for health insurance coverage under another employer’s or spouse’s employer health plan. In addition, in the event that Dr. Musunuri’s employment is terminated by us without cause or by Dr. Musunuri for good reason within three months prior to or 12 months after a “change of control” (as defined in the Musunuri Agreement), subject to Dr. Musunuri’s execution and non-revocation of a release or claims in favor of Ocugen and its affiliates, Dr. Musunuri is also eligible to receive (i) an additional payment equal to 200% of his then-current target annual bonus, payable in lump sum and (ii) full acceleration of all unvested restricted stock, stock options and other equity incentive awards held by Dr. Musunuri.
Arun Upadhyay, Ph.D. On August 16, 2022, our amended and restated executive employment agreement with Dr. Upadhyay was further amended to provide for his appointment to Chief Scientific Officer, effective September 1, 2022 (as amended, the “Upadhyay Agreement”).
For the 2024 fiscal year, Dr. Upadhyay’s annual base salary was $466,200. Dr. Upadhyay is eligible to participate in our benefit plans, programs, and arrangements that may exist from time to time on the same terms that apply generally to other similarly situated employees. The Upadhyay Agreement provides for an annual bonus target amount of 45% of his base salary, with such bonus based upon performance criteria set by the Compensation Committee.
In the event that Dr. Upadhyay’s employment is terminated by us without “cause” (as defined in the Upadhyay Agreement) or by Dr. Upadhyay for “good reason” (as defined in the Upadhyay Agreement), subject to Dr. Upadhyay’s execution and non-revocation of a release of claims in favor of Ocugen and its affiliates, Dr. Upadhyay would be eligible to receive (i) base salary continuation for 12 months following his termination date, and (ii) if he elects COBRA continuation coverage, payment of his COBRA premiums for applicable health or dental insurance coverage until the earliest of 12 months following his termination or the date that he becomes eligible for health insurance coverage under another employer’s or spouse’s employer health plan. In addition, in the event that Dr. Upadhyay’s employment was terminated by us without cause or by Dr. Upadhyay for good reason within three months prior to or 12 months after a “change in control” (as defined in the Upadhyay Agreement), subject to Dr. Upadhyay’s execution and non-revocation of a release or claims in favor of Ocugen and its affiliates, Dr. Upadhyay is also eligible to receive (i) an additional payment equal to 75% of his then current target annual bonus, payable in lump sum and (ii) full acceleration of all unvested RSUs, stock options, and other equity incentive awards held by Dr. Upadhyay.
Huma Qamar, M.D., MPH, CMI. On March 18, 2024, we entered into an executive employment agreement with Dr. Qamar, with respect to her employment as Chief Medical Officer (the “Qamar Agreement”).
The Qamar Agreement provides for an initial annual base salary of $435,000, payable in accordance with our regular payroll practices. Dr.  Qamar is also eligible to an initial annual target bonus of up to 45% of her base salary, subject to performance criteria determined by the Compensation Committee, the Chief Executive Officer, with the final amount awarded at the sole discretion of the Compensation Committee. In addition,

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | 37

Dr. Qamar received a one-time sign-on bonus of $100,000, which is subject to full repayment if she leaves us before the one-year anniversary of her start date. Dr. Qamar is eligible to participate in our benefit plans, programs and arrangements that may exist from time to time on the same terms that apply generally to other similarly situated employees.
In the event that Dr. Qamar’s employment is terminated by us without “cause” (as defined in the Qamar Agreement) or by Dr. Qamar for “good reason” (as defined in the Qamar Agreement), subject to Dr. Qamar’s execution and non-revocation of a release of claims in favor of Ocugen and its affiliates, Dr. Qamar is eligible to receive (i) base salary continuation for 12 months following her termination date and (ii) if she elects COBRA continuation coverage, payment of the employer portion of her COBRA premiums for applicable health or dental insurance coverage until the earliest of 12 months following her termination or the date that she becomes eligible for health insurance coverage under another employer’s or spouse’s employer health plan. In addition, in the event that Dr. Qamar’s employment is terminated by us without cause or by Dr. Qamar for good reason within three months prior to or 12 months after a “change in control” (as defined in the Qamar Agreement), subject to Dr. Qamar’s execution and non-revocation of a release of claims in favor of Ocugen and its affiliates, Dr. Qamar is also eligible to receive (i) an additional payment equal to 75% of her then-current target annual bonus, payable in a lump sum, and (ii) full acceleration of all unvested restricted stock, stock options, and other equity incentive awards held by Dr. Qamar.
PAY VERSUS PERFORMANCE
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing information about the relationship between executive compensation actually paid to our professional employer organization (“PEO”) and the other NEOs (as calculated in accordance with Item 402(v) of Regulation S-K) and certain financial performance measures. We are a smaller reporting company and therefore permitted to omit certain pay versus performance disclosure, such as the company selected measure. For additional information on our compensation programs and philosophy and how we design our compensation programs to align pay with performance, see the section titled “Executive Compensation.”

Year	Summary compensation table total for PEO	Compensation actually paid to PEO (6)	Average summary compensation table total for non-PEO NEOs	Average compensation actually paid to non-PEO NEOs (6)	Value of initial fixed $100 investment based on Total stockholder return (7)	Net Loss (in millions)
2024 (1)	$1,941,538	$2,715,041	$1,298,285	$1,062,265	$155	$(54)
2023 (2)	$4,535,231	$1,165,844	$778,356	$333,623	$111	$(63)
2022 (3)	$7,662,810	$(6,267,713)	$2,688,329	$(1,624,292)	$250	$(87)
2021 (4)	$8,141,351	$18,437,369	$1,955,123	$4,266,911	$875	$(61)
2020 (5)	$1,552,178	$4,647,568	$596,657	$908,461	$352	$(22)

(1)   2024 PEO is Dr. Shankar Musunuri; non-PEO NEOs are Dr. Arun Upadhyay and Dr. Huma Qamar
(2)   2023 PEO is Dr. Shankar Musunuri; non-PEO NEOs are Dr. Arun Upadhyay, Michael Breininger, Quan Vu, and Jessica Crespo
(3)   2022 PEO is Dr. Shankar Musunuri; non-PEO NEOs are Sanjay Subramanian and Jessica Crespo
(4)   2021 PEO is Dr. Shankar Musunuri; non-PEO NEOs are Sanjay Subramanian and Dr. Vijay Tammara
(5)   2020 PEO is Dr. Shankar Musunuri; non-PEO NEOs are Sanjay Subramanian, Dr. Daniel Jorgensen, and Dr. Rasappa Arumugham

38 | Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

(6)   For fiscal year 2024, the “compensation actually paid to the PEO” and the “average compensation actually paid to the non-PEO NEOs” reflect each of the following adjustments made to the total compensation amounts reported in the Summary Compensation Table for fiscal years 2024, 2023, 2022, 2021 and 2020 computed in accordance with Item 402(v) of Regulation S-K.
(7)   Shareholder return provides the value of common stock as of December 31, 2024, December 31, 2023, December 31, 2022, December 31, 2021 and December 31, 2020 assuming $100 was invested in our common stock after the market closed on December 31, 2019.

	2024		2023		2022		2021		2020
	CEO	Average Other NEOs	CEO	Average Other NEOs	CEO	Average Other NEOs	CEO	Average Other NEOs	CEO	Average Other NEOs
Summary Compensation Table Total	$1,941,538	$1,298,285	$4,535,231	$778,356	$7,662,810	$2,688,329	$8,141,351	$1,955,123	$1,552,178	$596,657
Less Stock Award and Option Value Reported in Summary Compensation Table for the Covered Year	$790,241	$672,101	$3,670,985	$357,818	$6,461,350	$2,336,657	$7,296,149	$1,430,054	$771,505	$104,516
Plus (Less) Fair value of Equity Awards Granted During Fiscal Year that are Outstanding and Unvested at End of Year	$933,006	$360,780	$1,610,172	$0	$1,516,331	$91,230	$9,171,901	$2,347,088	$3,866,895	$416,384
Plus (Less) Fair value of Equity Awards Granted in Any Prior Fiscal Year that are Outstanding and Unvested at End of Year	$487,728	$53,738	$(1,033,297)	$(11,247)	$(5,975,286)	$(263,913)	$4,051,157	$554,364	$0	$6,858
Plus Fair Value at Vesting Date of Awards Granted and Vested During the Fiscal Year	$0	$0	$0	$0	$0	$0	$1,076,607	$185,327	$0	$0
Plus (Less) Change in Fair Value of Equity Awards granted in Prior Years that Vested During the Fiscal Year	$143,010	$21,562	$(275,277)	$(73)	$(1,585,652)	$(175,700)	$3,292,502	$655,063	$0	$(6,922)
Less Fair Value of Equity Awards Granted in Prior Year that were Forfeited During the Fiscal Year	$0	$0	$0	$(75,595)	$(1,424,566)	$(1,627,581)	$0	$0	$0	$0
Plus Value of Dividends or Other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Compensation Actually Paid	$2,715,041	$1,062,265	$1,165,844	$333,623	$(6,267,713)	$(1,624,292)	$18,437,369	$4,266,911	$4,647,568	$908,461

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | 39

DESCRIPTION OF RELATIONSHIP BETWEEN THE INFORMATION PRESENTED IN THE PAY VERSUS PERFORMANCE TABLE
In accordance with Item 402(v) of Regulation S-K, we are providing the following description of the relationships between information presented in the Pay versus Performance table.
The following charts set forth the relationship between Compensation Actually Paid of our PEO and non-PEOs and (i) our total shareholder return over the five most recently completed fiscal years, and (ii) our net loss.

40 | Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

CAP vs GAAP Net Income Loss
GAAP Net Income Loss ($ millions)
$875.0
$782.1
$689.2
$596.3
$503.4
$410.5
$317.6
$224.7
$131.8
$38.9
$-54.0
CAP CEO and Avg other NEOs ($ millions)
$21.0
$18.0
$15.0
$12.0
$9.0
$6.0
$3.0
$0.0
($-3.0)
($-6.0)
($-9.0)
$4.6
$0.9
$18.4
$4.3
($6.3)
($1.6)
$1.2
$0.3
$2.7
$1.1
($22)
($61)
($87)
($63)
($54)
FY2020
FY2021
FY2022
FY2023
FY2024
CEO CAP
Avg. Other NEOs CAP
GAAP Net Income Loss

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | 41

EQUITY COMPENSATION PLAN INFORMATION
The following table provides certain information as of December 31, 2024, with respect to our equity compensation plan in effect on that date.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights (a)	Weighted-average exercise price of outstanding options, warrants, and rights (1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders (2)	18,409,257 (3)	1.62	16,094,191 (4)
Equity compensation plans not approved by security holders (5)	177,260	4.44	491,414
Inducement Grants	385,440 (6)	5.09	—
Total	18,971,957	1.71	16,585,605

(1)   Since RSUs and PSUs do not have an exercise price, such units are not included in the weighted average exercise price calculations.
(2)   These include securities issuable under the 2019 Plan.
(3)   This includes 15,648,835 shares issuable upon exercise of outstanding stock options, 1,888,070 shares issuable upon settlement of outstanding RSUs and 872,352 shares issuable upon settlement of outstanding PSUs.
(4)   The 2019 Plan contains an “evergreen” provision, pursuant to which the aggregate number of shares of common stock reserved for issuance under the 2019 Plan shall be automatically increased on the first business day of each fiscal year by a number equal to the lesser of (i) 4.0% of the total number of shares of common stock outstanding on December 31 of the preceding year and (ii) a number of shares of common stock determined by the Board.
(5)   This includes securities issuable under the 2014 Plan. Persons eligible to participate in the 2014 Plan are those employees, officers, directors, consultants, and advisors, as selected from time to time by the Compensation Committee, as administrators. The 2014 Plan permits the grant of (1) stock options to purchase common stock and (2) shares of common stock. The per share option exercise price and term of each option were determined by the Compensation Committee. The 2014 Plan provides that in connection with a “change in control,” as defined in the 2014 Plan, the Compensation Committee may take whatever action with respect to outstanding options it deems necessary or desirable, including, without limitation, accelerating the vesting, expiration, or termination date of such stock options. No stock options may be granted under the 2014 Plan after February 10, 2024.
(6)   This includes 371,053 shares issuable upon exercise of outstanding stock options and 14,387 shares issuable upon settlement of outstanding RSUs.

42 | Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

ITEM 3: APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF OUR NEOs
We are offering our stockholders an opportunity to cast a non-binding advisory vote to approve the compensation of our NEOs, as disclosed in this Proxy Statement, pursuant to Section 14A of the Exchange Act, which was put in place by the Dodd-Frank Wall Street Reform and Consumer Protection Act enacted in July 2010 (commonly referred to as a “say-on-pay” vote). The say-on-pay vote gives you, as a stockholder, the opportunity to express your views regarding the compensation of our NEOs by voting to approve or not approve such compensation as described in this Proxy Statement. Although the vote is non-binding, our Board and our Compensation Committee value the opinion of our stockholders and will take into account the outcome of the vote when considering future executive compensation elements and the overall program design, as it relates to our NEOs. During the 2020 annual meeting, stockholders voted to hold the say-on-pay vote on an annual basis.
Our Compensation Committee believes that the objectives of our executive compensation program, as it relates to our NEOs, are appropriate for a company of our size and stage of development and that our compensation policies and practices help meet those objectives. In addition, our Compensation Committee believes that our executive compensation program, as it relates to our NEOs, achieves an appropriate balance between fixed compensation and variable incentive compensation, pays for performance, and promotes an alignment between the interests of our NEOs and our stockholders. Accordingly, we are asking our stockholders to approve the compensation of our NEOs. This advisory vote is not intended to be limited or specific to any particular element of compensation, but rather to cover the overall compensation of our NEOs, and the compensation policies and practices described in this Proxy Statement as they relate to our NEOs.
Prior to casting your vote on this proposal, you are encouraged to read this Proxy Statement, and in particular the section titled “Executive Compensation,” including the compensation tables and narrative discussion, for a more detailed discussion of our compensation philosophy, objectives, and programs.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE, ON A NON-BINDING ADVISORY BASIS, FOR THE APPROVAL OF THE COMPENSATION OF OUR NEOs.

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | 43

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS & MANAGEMENT
The following table sets forth certain information regarding the beneficial ownership of common stock as of April 14, 2025, by (a) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock, (b) each NEO identified in the Summary Compensation Table below, (c) each director and nominee for director, and (d) all NEOs and directors as a group.
The percentage of common stock outstanding is based on 292,028,475 shares of common stock outstanding as of April 14, 2025. For purposes of the table below, and in accordance with the rules of the SEC, we deem shares of common stock subject to stock options or warrants that are currently exercisable or exercisable within 60 days of the April 14, 2025 to be outstanding and to be beneficially owned by the person holding the stock options or warrants for the purpose of computing the percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise noted, each of the persons or entities in this table has sole voting and investing power with respect to all of the shares of common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise noted below, the street address of each beneficial owner is c/o Ocugen, Inc., 11 Great Valley Parkway, Malvern, PA 19355.

	Shares Beneficially Owned
Name of Beneficial Owner	Number of Shares of Common Stock	‘Percentage of Common Stock
Greater than 5% Stockholders
The Vanguard Group (1)	16,949,019	5.80%
Blackrock, Inc. (2)	18,614,758	6.37%
Named Executive Officers, Directors and Director Nominees
Shankar Musunuri, Ph.D., MBA (3)	8,188,392	2.75%
Arun Upadhyay, Ph.D. (4)	1,078,203	*
Huma Qamar, M.D., MPH, CMI (5)	107,258	*
Junge Zhang, Ph.D. (6)	1,525,930	*
Uday B. Kompella, Ph.D. (7)	1,114,075	*
Kirsten Castillo, MBA (8)	481,631	*
Prabhavathi Fernandes, Ph.D., FIDSA (9)	425,131	*
Marna C. Whittington, Ph.D. (10)	359,679	*
Blaise Coleman (11)	—	*
Satish Chandran, Ph.D. (12)	—	*
All executive officers and directors as a group (9 persons) (13)	13,282,099	4.42%

* Represents beneficial ownership of less than one percent (1%) of the outstanding common stock or Series C Preferred Stock.
(1)   Based on a Schedule 13-G/A filed with the SEC on November 12, 2024, The Vanguard Group has sole dispositive power over 16,374,387 shares of our common stock. The principal business office of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

44 | Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

(2)   Based on a Schedule 13-G filed with the SEC on November 8, 2024, Blackrock Inc. has sole voting power over 18,460,443 shares of our common stock and sole dispositive power over 18,614,758 shares of our common stock. The principal business office of BlackRock, Inc. is 50 Hudson Yards, New York, New York 10001.
(3)   Consists of (i) 1,343,454 shares of common stock, 7,191 shares of common stock issuable pursuant to warrants exercisable within 60 days of April 14, 2025 and 5,692,043 shares of common stock issuable pursuant to stock options exercisable within 60 days of April 14, 2025 held by Dr. Musunuri; and (ii) 1,145,299 shares of common stock and 405 shares of common stock issuable pursuant to warrants exercisable within 60 days of April 14, 2025, in each case held by KVM Holdings, LLC. Dr. Musunuri is a member and officer of KVM Holdings, LLC and has voting and investment power over the shares held by KVM Holding, LLC.
(4)   Consists of 214,495 shares of common stock and 863,708 shares of common stock issuable pursuant to stock options exercisable within 60 days of April 14, 2025, held by Dr. Upadhyay.
(5)   Consists of 4,436 shares of common stock and 102,822 shares of common stock issuable pursuant to stock options exercisable within 60 days of April 14, 2025, held by Dr. Qamar.
(6)   Consists of (i) 360,631 shares of common stock issuable pursuant to stock options exercisable within 60 days of April 14, 2025, held by Dr. Zhang and (ii) 1,165,299 shares of common stock held by Gupiao Trust. Dr. Zhang is the beneficiary of Gupiao Trust has voting and investment power over securities held by Gupiao Trust.
(7)   Consists of (i) 550,674 shares of common stock, 354 shares of common stock issuable pursuant to warrants exercisable within 60 days of April 14, 2025, and 408,631 shares of common stock issuable pursuant to stock options exercisable within 60 days of April 14, 2025, held by Dr. Kompella; and (ii) 154,416 shares of common stock held by Kompella LLC. Dr. Kompella has voting and investment power over the shares of common stock held by Kompella LLC.
(8)   Consists of 75,000 shares of common stock and 406,631 shares of common stock issuable pursuant to stock options exercisable within 60 days of April 14, 2025, held by Ms. Castillo.
(9)   Consists of 10,000 shares of common stock and 415,131 shares of common stock issuable pursuant to stock options exercisable within 60 days of April 14, 2025, held by Dr. Fernandes.
(10)   Consists of (i) 358,679 shares of common stock issuable pursuant to stock options exercisable within 60 days of April 14, 2025, held by Dr. Whittington; and (ii) 1,000 shares of common stock held by Marna C. Whittington Revocable Trust. Dr. Whittington is the trustee and sole beneficiary of the Marna C. Whittington Revocable Trust.
(11)   Blaise Coleman has been nominated by the Board for election as a director at the Annual Meeting.
(12)   Satish Chandran, Ph.D. has been nominated by the Board for election as a director at the Annual Meeting.
(13)   Consists of 4,665,873 shares of common stock, 7,950 shares of common stock issuable pursuant to warrants exercisable within 60 days of April 14, 2025, and 8,608,276 shares of common stock issuable pursuant to stock options exercisable within 60 days of April 14, 2025. Of these amounts, 1,800 shares of common stock are held by an executive officer who was not an NEO as of April 14, 2025.

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | 45

GENERAL INFORMATION
The Notice of Availability is first being mailed to our stockholders on or about April 25, 2025. In accordance with the rules of the SEC, we are advising our stockholders of the availability on the Internet of our proxy materials related to our forthcoming Annual Meeting. This Proxy Statement, your proxy card, and our 2024 Annual Report are available to holders of our common stock at www.proxyvote.com.
STOCKHOLDERS ENTITLED TO VOTE
All stockholders of record at the close of business on April 14, 2025 (the “Record Date”), are entitled to receive notice of the annual meeting (the “Notice”) and to vote their shares at the Annual Meeting. As of the Record Date, there were 292,028,475 shares of our common stock outstanding.
Each share of common stock is entitled to one vote on each matter properly brought to the Annual Meeting.
ATTENDING THE ANNUAL MEETING
We will be hosting the Annual Meeting live via audio webcast. Any stockholders can attend the Annual Meeting online at www.virtualshareholdermeeting.com/OCGN2025. If you were a stockholders as of the Record Date or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:
•
Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/OCGN2025 and included in the Notice of Availability.

•	Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/OCGN2025 on the day of the Annual Meeting.
•	The webcast will start on June 5, 2025 at 8:00 a.m. Eastern Time.
•	You will need your 16-digit control number to enter the Annual Meeting.
•	Stockholders may submit questions while attending the Annual Meeting via the Internet.
•	Webcast replay of the Annual Meeting will be available until June 5, 2025.
To attend and participate in the Annual Meeting, you will need the 16-digit control number included in the Notice of Availability, on your proxy card, or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions, or access the list of stockholders as of the Record Date.
During the virtual Annual Meeting, you may only submit questions in the question box provided at www.virtualshareholdermeeting.com/OCGN2025. We will respond to as many inquiries at the Annual Meeting as time allows.
We will have technicians ready to assist you with any technical difficulties you may have while accessing the Annual Meeting website. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting website’s log-in page.
OTHER MATTERS
The Annual Meeting is called for the purposes set forth in the Notice. Our Board is not aware of any other matters to be considered by the stockholders at the Annual Meeting other than the matters described in the Notice. However, the enclosed proxy confers discretionary authority on the persons named in the proxy card

46 | Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

with respect to matters that may properly come before the Annual Meeting and that are not known to our Board at the date this Proxy Statement was printed. It is the intention of the persons named in the proxy card to vote in accordance with their best judgment on any such matter.
REQUIREMENTS FOR SUBMISSION OF DIRECTOR NOMINATIONS AND STOCKHOLDER PROPOSALS FOR NEXT YEAR’S ANNUAL MEETING
In order to be considered for inclusion in the proxy statement for our 2026 Annual Meeting of Stockholders, stockholders interested in submitting a proposal or nominating a director for election at our 2026 Annual Meeting of Stockholders may do so by following the procedures prescribed in Rule 14a-8 promulgated under the Exchange Act. To be eligible for inclusion in our proxy materials, stockholder director nominations or proposals must be received at our principal executive offices no later than the close of business on December 26, 2025, which is the 120th day prior to the first anniversary we released this Proxy Statement to our stockholders for this year’s Annual Meeting. To be included in our proxy materials, your director nomination or proposal must also comply with our Bylaws and Rule 14a-8 promulgated under the Exchange Act. If we change the date of the 2026 Annual Meeting of Stockholders by more than 30 days from the anniversary of this year’s Annual Meeting, stockholders nominations or proposals must be received at a reasonable time before we begin to make available the proxy materials for the 2026 Annual Meeting of Stockholders in order to be considered for inclusion in our Proxy Statement. Such proposals should be sent to Ocugen, Inc., 11 Great Valley Parkway, Malvern, PA 19355 Attention: Corporate Secretary.
Alternatively, stockholders intending to present a proposal or nominate a director for election at the 2026 Annual Meeting of Stockholders without having the proposal or nomination included in our proxy statement must deliver written notice of the nomination or proposal to our Corporate Secretary at our principal executive offices no earlier than February 9, 2026, which is the 75th day prior to the first anniversary of the date we released this Proxy Statement to our stockholders for the 2025 Annual Meeting, and no later than March 11, 2026, which is the 45th day prior to the first anniversary of the date we released this Proxy Statement to our stockholders for this year’s Annual Meeting. However, if we change the date of our 2026 Annual Meeting of Stockholders by more than 30 days from the anniversary of this year’s Annual Meeting, such nominations and proposals must be received no later than the close of business on the later of (a) the 90th day prior to our 2026 Annual Meeting of Stockholders and (b) the 10th day following the day we first publicly announce the date of our 2026 Annual Meeting of Stockholders. The stockholder’s written notice must include certain information concerning the stockholders and each nominee and proposal, as specified in our Bylaws. If the stockholder does not also satisfy the requirements of Rule 14a-4 promulgated under the Exchange Act, the persons named as proxies will be allowed to use their discretionary voting authority when and if the matter is raised at the 2026 Annual Meeting of Stockholders. Such nominations or proposals should be sent to Ocugen, Inc., 11 Great Valley Parkway, Malvern, PA 19355 Attention: Corporate Secretary.
In addition, to comply with the universal proxy rules, stockholders intending to solicit proxies in support of director nominees other than our nominee must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 6, 2026.
STOCKHOLDER COMMUNICATIONS TO THE BOARD
Stockholders and other interested parties may communicate with the Board by writing to the Corporate Secretary, Ocugen, Inc., 11 Great Valley Parkway, Malvern, PA 19355. Communications intended for a specific director or directors should be addressed to their attention to the Corporate Secretary at the address provided above. Communications received from stockholders are forwarded directly to Board members as part of the materials mailed in advance of the next scheduled Board meeting following receipt of the communications. The Board has authorized the Corporate Secretary, at its discretion, to forward communications on a more expedited basis if circumstances warrant, or to exclude a communication if it is illegal, unduly hostile or threatening, or similarly inappropriate. Advertisements, solicitations for periodical or other subscriptions, and other similar communications generally will not be forwarded to the directors. You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, customer,

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | 47

supplier or other interested party. The matter that you submitted may be discussed with our legal counsel, with independent advisors, with non-management directors, or with our management. The Board may take other action or no action as it determines in good faith, using reasonable judgment and applying the discretion.
AVAILABILITY OF MATERIALS
Our 2024 Annual Report, including the financial statements and financial statement schedules, has been filed with the SEC and provides additional information about us, which is incorporated herein by reference. The Notice of Availability for this year’s Annual Meeting was mailed on April 25, 2025. In accordance with the rules of the SEC, we are advising our stockholders of the availability on the internet of our proxy materials related to our forthcoming Annual Meeting. The Proxy Materials are available to holders of our common stock at www.proxyvote.com.
VOTING METHODS
You may vote at the Annual Meeting by voting online during the live audio webcast or you may cast your vote in any of the following ways:

Mailing your signed proxy card or voter instruction card	Using the Internet at www.proxyvote.com	Calling toll-free from the United States, U.S. territories and Canada to 1-855-246-4705

HOW YOUR SHARES WILL BE VOTED
In each case, your shares will be voted as you instruct. If you return a signed card, but do not provide voting instructions, your shares will be voted “FOR” each of the proposals. If you are the record holder of your shares, you may revoke or change your vote any time before the proxy is exercised. To do so, you must do one of the following:
•
Vote over the Internet at www.proxyvote.com or by telephone as instructed above. Only your latest Internet or telephone vote is counted. You may not revoke or change your vote over the Internet at www.proxyvote.com or by telephone after 11:59 p.m. Eastern Time on June 4, 2025.

•	Sign a new proxy card and submit it by mail, which must be received no later than June 4, 2025. Only your latest dated proxy card will be counted.
•
Attend the Annual Meeting at www.virtualshareholdermeeting.com/OCGN2025 and vote online during the live audio webcast. Attending the Annual Meeting will not by itself revoke a previously granted proxy.

•	Give our Corporate Secretary written notice at IR@ocugen.com before or at the meeting that you want to revoke your proxy.
If your shares are held by your broker, bank, or other holder of record as a nominee or agent (i.e., the shares are held in “street name”), you should follow the instructions provided by your broker, bank, or other holder of record.
Deadline for Voting. The deadline for voting by telephone or Internet at www.proxyvote.com is 11:59 p.m. Eastern Time on June 4, 2025. If you are a registered stockholder and attend the meeting, you may also vote online during the Annual Meeting at www.virtualshareholdermeeting.com/OCGN2025.

48 | Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

BROKER VOTING AND VOTES REQUIRED FOR EACH PROPOSAL
If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in street name. The Notice has been forwarded to you by your broker, bank, or other holder of record who is considered the stockholders of record of those shares. As the beneficial owner, you may direct your broker, bank, or other holder of record on how to vote your shares by using the proxy card included in the materials made available or by following their instructions for voting on the Internet.
A broker non-vote occurs when a broker or other nominee that holds shares for another does not vote on a particular item because the nominee does not have discretionary voting authority for that item and has not received instructions from the beneficial owner of the shares. The following table summarizes how broker non-votes and abstentions are treated with respect to our proposals:

	Proposal	Votes Required	Treatment of Votes Withheld (Item 1), Abstentions and Broker Non-Votes	Broker Discretionary Voting
Item 1:	Election of two class II directors for a three-year term expiring in 2028 and one class III director for a one-year term expiring in 2026	Plurality of the votes cast	Votes withheld and broker non-votes will have no effect on the outcome of the proposal	No
Item 2:	Ratification of appointment of PwC as our independent registered public accounting firm for the 2025 fiscal year	Majority of the voting power of the outstanding voting stock present in person or represented by proxy at the meeting, and entitled to vote on this matter
Abstentions will have the effect of a vote “AGAINST” the proposal
Brokers have discretion to vote on this proposal and so we do not expect there to be broker non-votes with respect to this proposal; if there are broker non-votes, they will have no effect on the outcome of this proposal
Yes
Item 3:	Approval, on a non-binding advisory basis, of the compensation of our NEOs	Majority of the voting power of the outstanding voting stock present in person or represented by proxy at the meeting, and entitled to vote on this matter	Abstentions will have the effect of a vote “AGAINST” the proposal and broker non-votes will have no effect on the outcome of this proposal	No

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | 49

QUORUM
We must have a quorum to conduct business at the Annual Meeting. A quorum consists of the presence at the meeting either online during the live audio webcast or represented by proxy of the holders of one-third of the voting power of our outstanding shares of common stock entitled to vote generally in the election of directors. For the purpose of establishing a quorum, votes withheld, abstentions, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, and broker non-votes are considered stockholders who are present and entitled to vote, and count toward the quorum. If there is no quorum, the holders of a majority of shares present at the meeting in person or represented by proxy or the chairman of the meeting may adjourn the meeting to another date.
There were 292,028,475 shares of common stock outstanding on the Record Date. A quorum shall consist of the presence, virtually in person or by proxy, of 97,333,090 shares of common stock.
PROXY SOLICITATION COSTS
We pay the cost of soliciting proxies. Proxies will be solicited on behalf of the Board by mail, telephone and other electronic means, or in person. Directors and employees will not be paid any additional compensation for soliciting proxies. We have retained Campaign Management LLC to assist in the solicitation of proxies for the Annual Meeting for a fee of approximately $11,000 plus reimbursement of out-of-pocket expenses. Campaign Management may be reached at 1-855-246-4705 or via email at info@campaign-mgmt.com. We may also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners. Our Board, officers and employees, as well as Campaign Management LLC, our proxy solicitation firm, may solicit proxies on behalf of the Board in person, by mail, telephone, fax and other electronic means.
HOUSEHOLDING
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents, including the annual report to stockholders and proxy statement, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written or oral request to Ocugen, Inc., 11 Great Valley Parkway, Malvern, PA 19355, Attention: Corporate Secretary, telephone: 484-328-4701. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

50 | Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

OCUGEN, INC.
C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.
P.O. BOX 1342
BRENTWOOD, NY 11717

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/OCGN2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received no later than the day before the meeting date.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V71410-P31356

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

OCUGEN, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. The election of (i) Uday Kompella, Ph.D. and Blaise Coleman as Class II Directors to hold office until the 2028 Annual Meeting and (ii) Satish Chandran, Ph.D. as a Class III Director to hold office until the 2026 Annual Meeting.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

01) Uday Kompella, Ph.D.
02) Blaise Coleman
03) Satish Chandran, Ph.D.

The Board of Directors recommends you vote FOR the following proposals:

	For	Against	Abstain
2. Ratification of Appointment of PricewaterhouseCoopers LLP as Ocugen, Inc.'s Independent Registered Public Accounting Firm for 2025.	☐	☐	☐
3. Approval, on an advisory basis, of the compensation of Ocugen, Inc.'s named executive officers.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V71411-P31356

OCUGEN, INC.
Annual Meeting of Stockholders
June 5, 2025 8:00 AM ET
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Shankar Musunuri and Ramesh Ramachandran, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of OCUGEN, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders, 8:00 AM ET on June 5, 2025, Virtually at www.virtualshareholdermeeting.com/OCGN2025, and any further adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side